INVESTOR FINANCIAL SUPPLEMENT
MARCH 31, 2008

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
One Hartford Plaza
Hartford, CT 06155
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Senior Vice President
Investor Relations
Phone (860) 547-6781
JR (John) Reilly
Assistant Vice President
Investor Relations
Phone (860) 547-9140
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800
As of April 21, 2008

	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life and Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1

Hartford Life, Inc.:
Senior debt	a	A	A	A2

Hartford Life Insurance Company:
Short term rating	—	—	A-1+	P-1
Consumer notes	a+	AA-	AA-	A1
TRANSFER AGENT
The Bank of New York Mellon
BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310-1900
1 (877) 272-7740
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii
CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended March 31, 2008 and 2007	C-3
Consolidating Balance Sheets
	As of March 31, 2008 and December 31, 2007	C-4
	Capital Structure	C-5
	Accumulated Other Comprehensive Income (Loss)	C-6
	Computation of Basic and Diluted Earnings Per Share	C-7
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended March 31, 2008 and 2008 After Tax and DAC	C-8
	Computation of Return-on-Equity Measures	C-9

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of December 31, 2007	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Asset Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25
Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28

Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward in Dollars	L-30
	Supplemental Data — Account Value Rollforward in Yen	L-31

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended March 31, 2008	PC-4
	Ongoing Operations Underwriting Results	PC-5
	Personal Lines Underwriting Results	PC-6
	Personal Lines Written and Earned Premiums	PC-7
	Small Commercial Underwriting Results	PC-8
	Middle Market Underwriting Results	PC-9
	Specialty Commercial Underwriting Results	PC-10
	Specialty Commercial Written and Earned Premiums	PC-11
	Other Operations Operating Results	PC-12
	Other Operations Losses and Loss Adjustment Expenses	PC-13
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-14
Unpaid Loss and Loss Adjustment Expense Reserve Rollforward
	Three Months Ended March 31, 2008	PC-15
	Reinsurance Recoverable Analysis	PC-16
	Consolidated Income Statements	PC-17
	Consolidated Balance Sheets	PC-18
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-19

INVESTMENTS	Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Net Realized Capital Gains (Losses), After-tax/DAC
	Three Months Ended March 31, 2008 and 2007	I-5
Composition of Invested Assets
	Consolidated	I-6
	Life	I-7
	Property & Casualty	I-8
Unrealized Loss Aging
	Consolidated	I-9
	Life	I-10
	Property & Casualty	I-11
Invested Asset Exposures
	As of March 31, 2008	I-12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, losses and loss adjustment expenses because these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as other capital raising and purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in The Hartford’s business. These measures include sales, deposits, net flows, account value, insurance in-force and premium retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and pension and other postretirement adjustments.

•	Assets under management (“AUM”) is a measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease directly with a rise or fall in the level of assets under management, whether caused by changes in the market or through net flow.

•	Assets under administration (“AUA”) represents the client asset base of the Company’s recordkeeping business for which revenues are predominantly based on the number of plan participants. Unlike assets under management, increases or decreases in assets under administration do not have a direct corresponding increase or decrease to the Company’s revenues.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the March 31, 2008 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES

•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs (“DAC”)) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-7.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-7.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The Hartford’s management evaluates profitability of the Personal Lines, Small Commercial, Middle Market and Specialty Commercial underwriting segments primarily on the basis of underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-12, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the periods presented herein are set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)

•	Book value per share excluding accumulated other comprehensive income (“AOCI”) is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-9.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month		3 Month
HIGHLIGHTS	2007	2007	2007	2007	2008	Change		Change
Net income	$876	$627	$851	$595	$145	(83%)		(76%)
Core earnings	$843	$764	$1,060	$840	$792	(6%)		(6%)
Total revenues	$6,759	$7,660	$5,823	$5,674	$1,544	(77%)		(73%)
Total assets	$332,590	$345,511	$356,271	$360,361	$344,168	3%		(4%)
Total assets under management [1]	$386,672	$405,666	$419,332	$426,764	$424,193	10%		(1%)

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$2.74	$1.98	$2.70	$1.90	$0.46	(83%)		(76%)
Core earnings	$2.64	$2.41	$3.36	$2.68	$2.52	(5%)		(6%)
Diluted earnings per share
Net income	$2.71	$1.96	$2.68	$1.88	$0.46	(83%)		(76%)
Core earnings	$2.61	$2.39	$3.33	$2.66	$2.51	(4%)		(6%)
Weighted average common shares outstanding (basic)	319.6	316.8	315.4	313.4	313.8	(5.8	) sh	0.4	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	322.7	319.6	318.0	316.1	315.7	(7.0	) sh	(0.4	) sh
Common shares outstanding	316.4	317.6	313.7	313.8	314.5	(1.9	) sh	0.7	sh
Book value per share	$59.58	$58.72	$60.41	$61.20	$56.71	(5%)		(7%)
Per share impact of AOCI	$0.56	$(1.89)	$(2.12)	$(2.73)	$(7.08)	NM		(159%)
Book value per share (excluding AOCI)	$59.02	$60.61	$62.53	$63.93	$63.79	8%		—

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	16.9%	17.9%	17.1%	15.5%	12.1%	(4.8)		(3.4)
ROE (core earnings last 12 months to equity excluding AOCI) [2]	16.9%	17.4%	18.4%	18.1%	17.8%	0.9		(0.3)
Debt to capitalization including AOCI	19.2%	19.5%	19.2%	19.0%	21.8%	2.6		2.8
Investment yield, after-tax	4.1%	4.2%	4.0%	4.0%	3.6%	(0.5)		(0.4)
Ongoing Property & Casualty GAAP combined ratio	88.8	91.7	91.4	91.1	87.8	1.0		3.3

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-6).

[2]	See page C-9 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
LIFE
Retail Products Group
Individual Annuity	$177	$184	$365	$192	$174	(2%)	(9%)
Other Retail	15	16	17	17	13	(13%)	(24%)

Total Retail Products Group	192	200	382	209	187	(3%)	(11%)
Retirement Plans	23	26	18	22	17	(26%)	(23%)
Institutional Solutions Group	35	32	38	35	22	(37%)	(37%)
Individual Life	46	46	64	40	41	(11%)	3%
Group Benefits	68	86	92	92	70	3%	(24%)
International	55	59	79	61	67	22%	10%
Other [1]	(1)	(14)	9	(2)	(11)	NM	NM

Total Life core earnings [2]	418	435	682	457	393	(6%)	(14%)

Ongoing Operations Underwriting Results
Personal Lines	130	84	78	30	105	(19%)	NM
Small Commercial	84	101	119	204	119	42%	(42%)
Middle Market	33	34	22	55	51	55%	(7%)
Specialty Commercial	46	(2)	6	(55)	43	(7%)	NM

Total Ongoing Operations underwriting results	293	217	225	234	318	9%	36%
Net servicing income	11	14	16	11	(1)	NM	NM
Net investment income	351	385	346	357	310	(12%)	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	3	5	4	2	(33%)	(50%)
Other expenses	(60)	(56)	(63)	(69)	(57)	5%	17%
Income tax expense	(178)	(165)	(138)	(155)	(172)	3%	(11%)

Ongoing Operations core earnings [1]	420	398	391	382	400	(5%)	5%

Other Operations core earnings [3]	28	(36)	14	32	26	(7%)	(19%)

Total Property & Casualty core earnings	448	362	405	414	426	(5%)	3%

Total Corporate core earnings [2]	(23)	(33)	(27)	(31)	(27)	(17%)	13%

CONSOLIDATED
Core earnings	843	764	1,060	840	792	(6%)	(6%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][4]	33	(137)	(209)	(245)	(647)	NM	(164%)

Net income	$876	$627	$851	$595	$145	(83%)	(76%)

PER SHARE DATA [5]
Diluted earnings per share
Core earnings	$2.61	$2.39	$3.33	$2.66	$2.51	(4%)	(6%)
Net income	$2.71	$1.96	$2.68	$1.88	$0.46	(83%)	(76%)

[1]	Included in the three months ended June 30, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[3]	The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See page C-8 for further analysis.

[5]	See page C-7 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
LIFE
Retail Products Group
Individual Annuity	$177	$184	$365	$192	$174	(2%)	(9%)
Other Retail	15	16	17	17	13	(13%)	(24%)

Total Retail Products Group	192	200	382	209	187	(3%)	(11%)
Retirement Plans	23	26	18	22	17	(26%)	(23%)
Institutional Solutions Group	35	32	38	35	22	(37%)	(37%)
Individual Life	46	46	64	40	41	(11%)	3%
Group Benefits	68	86	92	92	70	3%	(24%)
International	55	59	79	61	67	22%	10%
Other [1]	(1)	(14)	9	(2)	(11)	NM	NM

Total Life core earnings [2]	418	435	682	457	393	(6%)	(14%)

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophes and Prior Year Development:
Personal Lines	151	120	111	61	127	(16%)	108%
Small Commercial	86	86	78	77	126	47%	64%
Middle Market	56	37	32	20	44	(21%)	120%
Specialty Commercial	32	14	25	15	20	(38%)	33%

Total Ongoing Operations underwriting results before catastrophes and prior year development	325	257	246	173	317	(2%)	83%
Catastrophes, excluding prior year development	(28)	(52)	(32)	(65)	(50)	(79%)	23%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	5	(3)	(8)	(4)	11	120%	NM
Other loss and loss adjustment expenses	(9)	15	19	130	40	NM	(69%)

Total Ongoing Operations underwriting results	293	217	225	234	318	9%	36%
Net servicing income	11	14	16	11	(1)	NM	NM
Net investment income	351	385	346	357	310	(12%)	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	3	5	4	2	(33%)	(50%)
Other expenses	(60)	(56)	(63)	(69)	(57)	5%	17%
Income tax expense	(178)	(165)	(138)	(155)	(172)	3%	(11%)

Ongoing Operations core earnings [1]	420	398	391	382	400	(5%)	5%

Other Operations core earnings [3]	28	(36)	14	32	26	(7%)	(19%)

Total Property & Casualty core earnings	448	362	405	414	426	(5%)	3%

CORPORATE
Total Corporate core earnings [2]	(23)	(33)	(27)	(31)	(27)	(17%)	13%

CONSOLIDATED
Core earnings	843	764	1,060	840	792	(6%)	(6%)
Add: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings [2][4]	33	(137)	(209)	(245)	(647)	NM	(164%)

Net income	$876	$627	$851	$595	$145	(83%)	(76%)

[1]	Included in the three months ended June 30, 2007 in Life core earnings is a charge of $21, after-tax, to reserve for regulatory matters. Included in the three months ended June 30, 2007 in Ongoing Operations core earnings is a charge of $9, after-tax, to reserve for regulatory matters.

[2]	Included in the three months ended September 30, 2007 in Life core earnings, Corporate core earnings and net realized gain (losses), after-tax, is $227, $3, and $(17), respectively, related to the effect of the unlock of deferred acquisition costs. See page L-1 for further details by Life segment.

[3]	The three months ended June 30, 2007 included a charge of $64, after-tax, principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included an environmental reserve increase of $16, after-tax.

[4]	Includes those net realized capital gains (losses) not included in core earnings. See page C-8 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Earned premiums	$1,208	$1,229	2%	$2,623	$2,614	—	$—	$—	—	$3,831	$3,843	—
Fee income	1,278	1,332	4%	—	—	—	4	5	25%	1,282	1,337	4%
Net investment income (loss)
Securities available-for-sale and other	852	819	(4%)	413	365	(12%)	8	9	13%	1,273	1,193	(6%)
Equity securities held for trading [1]	210	(3,578)	NM	—	—	—	—	—	—	210	(3,578)	NM

Total net investment income (loss)	1,062	(2,759)	NM	413	365	(12%)	8	9	13%	1,483	(2,385)	NM
Other revenues	—	—	—	118	120	2%	(1)	—	100%	117	120	3%
Net realized capital gains (losses)	23	(1,220)	NM	23	(152)	NM	—	1	—	46	(1,371)	NM

Total revenues	3,571	(1,418)	NM	3,177	2,947	(7%)	11	15	36%	6,759	1,544	(77%)

Benefits, losses and loss adjustment expenses	1,658	1,718	4%	1,675	1,639	(2%)	—	—	—	3,333	3,357	1%
Benefits, losses and loss adjustment expenses — returns credited on International variable annuities [1]	210	(3,578)	NM	—	—	—	—	—	—	210	(3,578)	NM
Amortization of deferred policy acquisition costs and present value of future profits	344	(55)	NM	528	523	(1%)	—	—	—	872	468	(46%)
Insurance operating costs and expenses	737	797	8%	151	153	1%	—	—	—	888	950	7%
Interest expense	—	1	—	—	—	—	63	66	5%	63	67	6%
Other expenses [2]	30	19	(37%)	167	180	8%	(16)	(10)	38%	181	189	4%

Total benefits and expenses	2,979	(1,098)	NM	2,521	2,495	(1%)	47	56	19%	5,547	1,453	(74%)

Income (loss) before income taxes	592	(320)	NM	656	452	(31%)	(36)	(41)	(14%)	1,212	91	(92%)

Income tax expense (benefit)	154	(165)	NM	195	126	(35%)	(13)	(15)	(15%)	336	(54)	NM

Net income (loss)	438	(155)	NM	461	326	(29%)	(23)	(26)	(13%)	876	145	(83%)

Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	20	(548)	NM	13	(100)	NM	—	1	—	33	(647)	NM

Core earnings	$418	$393	(6%)	$448	$426	(5%)	$(23)	$(27)	(17%)	$843	$792	(6%)

[1]	Includes investment income and mark-to-market effects of equity securities held for trading supporting the International variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[2]	The three months ended March 31, 2007 and 2008 included $11 and $9, $14 and $10, and $(25) and $(19) in Life, Property & Casualty and Corporate, respectively, of interest charged by Corporate on the amount of capital held by the Life and Property & Casualty operations in excess of the amount needed to support the capital requirements of the Life and Property & Casualty operations.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF DECEMBER 31, 2007 AND MARCH 31, 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,		Dec. 31,	Mar. 31,
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,542	$50,615	(4%)	$27,205	$25,683	(6%)	$308	$313	2%	$80,055	$76,611	(4%)
Equity securities, trading, at fair value	36,182	37,406	3%	—	—	—	—	—	—	36,182	37,406	3%
Equity securities, available-for-sale, at fair value	1,284	1,202	(6%)	1,208	1,162	(4%)	103	99	(4%)	2,595	2,463	(5%)
Policy loans, at outstanding balance	2,061	2,118	3%	—	—	—	—	—	—	2,061	2,118	3%
Mortgage loans on real estate	4,739	4,821	2%	671	682	2%	—	—	—	5,410	5,503	2%
Other investments	1,840	2,415	31%	1,298	1,348	4%	43	43	—	3,181	3,806	20%
Short-term investments	1,158	1,807	56%	284	711	150%	160	1,050	NM	1,602	3,568	123%

Total investments	99,806	100,384	1%	30,666	29,586	(4%)	614	1,505	145%	131,086	131,475	—
Cash	1,770	2,016	14%	241	232	(4%)	—	—	—	2,011	2,248	12%
Premiums receivable and agents’ balances	427	395	(7%)	3,254	3,281	1%	—	—	—	3,681	3,676	—
Reinsurance recoverables	1,419	1,599	13%	3,731	3,611	(3%)	—	—	—	5,150	5,210	1%
Deferred policy acquisition costs and present value of future profits	10,514	11,586	10%	1,228	1,233	—	—	—	—	11,742	12,819	9%
Deferred income taxes	(754)	(373)	51%	662	947	43%	400	382	(5%)	308	956	NM
Goodwill	805	867	8%	149	149	—	772	772	—	1,726	1,788	4%
Property and equipment, net	374	393	5%	598	601	1%	—	—	—	972	994	2%
Other assets	1,869	1,830	(2%)	1,312	1,318	—	558	581	4%	3,739	3,729	—
Separate account assets	199,946	181,273	(9%)	—	—	—	—	—	—	199,946	181,273	(9%)

Total assets	$316,176	$299,970	(5%)	$41,841	$40,958	(2%)	$2,344	$3,240	38%	$360,361	$344,168	(4%)

Future policy benefits, unpaid losses and loss adjustment expenses	$15,331	$15,544	1%	$22,153	$22,150	—	$—	$—	—	$37,484	$37,694	1%
Other policyholder funds and benefits payable	44,190	46,460	5%	—	—	—	—	—	—	44,190	46,460	5%
Other policyholder funds and benefits payable - International variable annuities	36,152	37,376	3%			—			—	36,152	37,376	3%
Unearned premiums	147	167	14%	5,402	5,388	—	(4)	(4)	—	5,545	5,551	—
Debt	115	91	(21%)	13	11	(15%)	4,379	4,880	11%	4,507	4,982	11%
Consumer notes	809	971	20%	—	—	—	—	—	—	809	971	20%
Other liabilities	8,045	8,286	3%	4,855	4,589	(5%)	(376)	(850)	(126%)	12,524	12,025	(4%)
Separate account liabilities	199,946	181,273	(9%)	—	—	—	—	—	—	199,946	181,273	(9%)

Total liabilities	304,735	290,168	(5%)	32,423	32,138	(1%)	3,999	4,026	1%	341,157	326,332	(4%)

Equity excluding AOCI, net of tax	11,868	11,059	(7%)	9,428	9,372	(1%)	(1,234)	(370)	70%	20,062	20,061	—
AOCI, net of tax	(427)	(1,257)	(194%)	(10)	(552)	NM	(421)	(416)	1%	(858)	(2,225)	(159%)

Total stockholders’ equity	11,441	9,802	(14%)	9,418	8,820	(6%)	(1,655)	(786)	53%	19,204	17,836	(7%)

Total liabilities and stockholders’ equity	$316,176	$299,970	(5%)	$41,841	$40,958	(2%)	$2,344	$3,240	38%	$360,361	$344,168	(4%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt and capital lease obligations)	$468	$423	$822	$1,365	$1,364	191%	—
Capital lease obligations	—	90	90	91	67	NM	(26%)
Senior notes	4,004	4,005	3,580	3,051	3,551	(11%)	16%

Total debt [1]	$4,472	$4,518	$4,492	$4,507	$4,982	11%	11%

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$18,674	$19,249	$19,616	$20,062	$20,061	7%	—
AOCI, net of tax	177	(601)	(666)	(858)	(2,225)	NM	(159%)

Total stockholders’ equity	$18,851	$18,648	$18,950	$19,204	$17,836	(5%)	(7%)

CAPITALIZATION
Total capitalization including AOCI, net of tax	$23,323	$23,166	$23,442	$23,711	$22,818	(2%)	(4%)

Total capitalization excluding AOCI, net of tax	$23,146	$23,767	$24,108	$24,569	$25,043	8%	2%

DEBT TO CAPITALIZATION RATIOS

Ratios Including AOCI

Total debt to capitalization	19.2%	19.5%	19.2%	19.0%	21.8%	2.6	2.8

Ratios Excluding AOCI

Total debt to capitalization	19.3%	19.0%	18.6%	18.3%	19.9%	0.6	1.6

Debt (including the adjusted unfunded pension liability and six times rental expense on operating leases) to capitalization [2]	23.3%	22.6%	22.2%	21.5%	22.8%	(0.5)	1.3

[1]	The Hartford excludes consumer notes from total debt for capital structure analysis. Consumer notes were $435, $588, $723, $809, and $971 as of March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008, respectively.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and six times the Company’s rental expense on operating leases for total adjustments of $1.2 billion, $1.1 billion, $1.1 billion, $1.0 billion, and $0.9 billion for the three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE LOSS

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of March 31, 2008

Fixed maturities unrealized loss	$(1,249)	$(549)	$(1)	$(1,799)
Equities unrealized gain (loss)	(164)	(7)	5	(166)
Net deferred gain (loss) on cash-flow hedging instruments	(33)	(19)	2	(50)

Total unrealized gain (loss)	(1,446)	(575)	6	(2,015)
Foreign currency translation adjustments	189	(21)	—	168
Pension and other postretirement adjustment	—	44	(422)	(378)

Total accumulated other comprehensive loss	$(1,257)	$(552)	$(416)	$(2,225)

As of December 31, 2007
Fixed maturities unrealized loss	$(293)	$(67)	$—	$(360)
Equities unrealized gain (loss)	(58)	51	8	1
Net deferred loss on cash-flow hedging instruments	(115)	(25)	—	(140)

Total unrealized gain (loss)	(466)	(41)	8	(499)
Foreign currency translation adjustments	39	(13)	—	26
Pension and other postretirement adjustment	—	44	(429)	(385)

Total accumulated other comprehensive loss	$(427)	$(10)	$(421)	$(858)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2007	2007	2007	2007	2008
Numerator:
Net income	$876	$627	$851	$595	$145
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	33	(137)	(209)	(245)	(647)

Core earnings	843	764	1,060	840	792

Denominator:
Weighted average common shares outstanding (basic)	319.6	316.8	315.4	313.4	313.8
Dilutive effect of stock compensation	3.1	2.8	2.6	2.7	1.9

Weighted average common shares outstanding and dilutive potential common shares (diluted)	322.7	319.6	318.0	316.1	315.7

Basic earnings per share
Net income	$2.74	$1.98	$2.70	$1.90	$0.46
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.10	(0.43)	(0.66)	(0.78)	(2.06)

Core earnings	2.64	2.41	3.36	2.68	2.52

Diluted earnings per share
Net income	$2.71	$1.96	$2.68	$1.88	$0.46
Less: Net realized capital gains (losses), net of tax and DAC, excluded from core earnings	0.10	(0.43)	(0.65)	(0.78)	(2.05)

Core earnings	2.61	2.39	3.33	2.66	2.51

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES AFTER TAX AND DAC
THREE MONTHS ENDED MARCH 31, 2007 AND 2008

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Net Realized Capital Gains (Losses), After Tax and DAC

Net gains (losses) on sales	$20	$(44)	NM	$17	$(31)	NM	$—	$(1)	NM	$37	$(76)	NM
Impairments
Credit related [1]	(7)	(133)	NM	—	(37)	NM	—	—	—	(7)	(170)	NM
Other [2]	(1)	(11)	NM	(1)	(10)	NM	—	—	—	(2)	(21)	NM

Total impairments	(8)	(144)	NM	(1)	(47)	NM	—	—	—	(9)	(191)	NM
Japanese fixed annuity, net [3]	3	(9)	NM	—	—	—	—	—	—	3	(9)	NM
GMWB derivatives, net [4]	11	(41)	NM	—	—	—	—	—	—	11	(41)	NM
SFAS 157 transition impact [5]	—	(220)	NM	—	—	—	—	—	—	—	(220)	NM
Other [6]	(11)	(92)	NM	(1)	(21)	NM	—	2	NM	(12)	(111)	NM

Total net realized capital gains (losses), after tax and DAC	15	(550)	NM	15	(99)	NM	—	1	NM	30	(648)	NM

Reconciliation of Net Realized Capital Gains (Losses), net of tax and DAC, excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — After Tax and DAC

Total net realized capital gains (losses)	$15	$(550)	NM	$15	$(99)	NM	$—	$1	NM	$30	$(648)	NM
Total net realized capital gains (losses) included in core earnings	5	2	(60%)	(2)	(1)	50%	—	—	—	3	1	(67%)

Total net realized capital gains (losses), after tax and DAC, excluded from core earnings	$20	$(548)	NM	$13	$(100)	NM	$—	$1	NM	$33	$(647)	NM

[1]	Relates to impairments for which the Company has current concerns regarding the issuers ability to pay future interest and principal amounts based upon the securities contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[2]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[3]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $1 and $8 would have been recognized as an adjustment to this amount in the three months ended March 31, 2007 and 2008, respectively.

[4]	Represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[5]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,
	2007	2007	2007	2007	2008
Numerator [1]:
Net income — last 12 months	$2,893	$3,044	$3,137	$2,949	$2,218
Core earnings — last 12 months	$2,911	$3,102	$3,435	$3,507	$3,456

Denominator [2]:
Average equity, including AOCI	17,130.5	17,015.5	18,341.5	19,040.0	18,344.0
Less: Average AOCI	(140.0)	(762.5)	(301.0)	(340.0)	(1,024.0)

Average equity, excluding AOCI	17,270.5	17,778.0	18,642.5	19,380.0	19,368.0

ROE (net income last 12 months to equity including AOCI)	16.9%	17.9%	17.1%	15.5%	12.1%
ROE (core earnings last 12 months to equity excluding AOCI)	16.9%	17.4%	18.4%	18.1%	17.8%

[1]	For a reconciliation of net income to core earnings, see page C-7.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
REVENUES
Retail Products Group
Individual Annuity [1]	$724	$768	$774	$783	$722	—	(8%)
Other Retail	183	200	207	223	213	16%	(4%)

Total Retail Products Group	907	968	981	1,006	935	3%	(7%)
Retirement Plans	144	150	151	152	157	9%	3%
Institutional Solutions Group	520	552	829	580	523	1%	(10%)
Individual Life [1]	287	292	283	304	291	1%	(4%)
Group Benefits	1,203	1,208	1,179	1,183	1,180	(2%)	—
International	207	216	231	241	258	25%	7%
Other	59	71	51	53	40	(32%)	(25%)

Core revenues before net investment income (loss) on equity securities held for trading	3,327	3,457	3,705	3,519	3,384	2%	(4%)

Net investment income (loss) on equity securities held for trading [2]	210	1,234	(698)	(601)	(3,578)	NM	NM

Total core revenues	$3,537	$4,691	$3,007	$2,918	$(194)	NM	NM

Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	34	(208)	(282)	(331)	(1,224)	NM	NM

Total revenues	$3,571	$4,483	$2,725	$2,587	$(1,418)	NM	NM

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity [3]	$177	$184	$365	$192	$174	(2%)	(9%)
Other Retail [3]	15	16	17	17	13	(13%)	(24%)

Total Retail Products Group	192	200	382	209	187	(3%)	(11%)

Retirement Plans [3]	23	26	18	22	17	(26%)	(23%)
Institutional Solutions Group [3]	35	32	38	35	22	(37%)	(37%)
Individual Life [3]	46	46	64	40	41	(11%)	3%
Group Benefits	68	86	92	92	70	3%	(24%)
International [3]	55	59	79	61	67	22%	10%
Other [4]	(1)	(14)	9	(2)	(11)	NM	NM

Core earnings	418	435	682	457	393	(6%)	(14%)

Net realized gains (losses) net of tax and DAC, excluded from core earnings [3]	20	(117)	(157)	(180)	(548)	NM	NM

Net income (loss)	$438	$318	$525	$277	$(155)	NM	NM

ROE (core earnings last 12 months to equity excluding AOCI)	18.6%	18.5%	21.1%	21.4%	21.8%	3.2	0.4
Assets under management	$335,671	$353,428	$366,818	$371,707	$370,290	10%	—
DAC capitalization	$524	$522	$524	$489	$428		(12%)
DAC amortization	$344	$309	$(49)	$280	$(55)		NM
DAC and PVFP assets	$9,158	$9,516	$10,275	$10,514	$11,586		10%
United States Statutory surplus ($ in billions) [5]	$4.8	$4.8	$4.9	$5.8	$5.7

[1]	Includes charges of $5 and $8, after tax, recorded in the three months ended September 30, 2007 for the unlock of unearned revenue reserves in Individual Annuity and Individual Life, respectively.

[2]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuity business in the international operations, principally in Japan. An equal and offsetting amount is recorded in benefits, losses and loss adjustment expenses, and as such has no impact on core earnings or net income.

[3]	Includes the effect of the unlock on amortization of deferred policy acquisition costs and present value of future profits, death benefits, sales inducements and mutual fund and other fees recorded in the three months ended September 30, 2007. The after-tax benefits (charges) recorded in Individual Annuity, Retail Other, Retirement Plans, Institutional Solutions Group, Individual Life and International were $198, ($1), ($9), $1, $16 and $22, respectively. The after-tax charge recorded in net realized gains (losses) excluded from core earnings was ($17).

[4]	Included in the three months ended June 30, 2007 is a charge of $21, after-tax, to reserve for regulatory matters.

[5]	Estimated United States statutory surplus at March 31, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
REVENUES
Earned premiums	$1,208	$1,245	$1,434	$1,236	$1,229	2%	(1%)
Fee income	1,278	1,341	1,394	1,407	1,339	5%	(5%)
Net investment income (loss)
Securities available-for-sale and other	852	884	883	878	819	(4%)	(7%)
Equity securities held for trading [1]	210	1,234	(698)	(601)	(3,578)	NM	NM

Total net investment income (loss)	1,062	2,118	185	277	(2,759)	NM	NM
Net realized capital loss — core	(11)	(13)	(6)	(2)	(3)	73%	(50%)

Total core revenues	3,537	4,691	3,007	2,918	(194)	NM	NM
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	34	(208)	(282)	(331)	(1,224)	NM	NM

Total revenues	3,571	4,483	2,725	2,587	(1,418)	NM	NM

BENEFITS AND EXPENSES
Benefits, losses and loss adjustment expenses	1,658	1,724	1,911	1,709	1,729	4%	1%
Benefits, losses and loss adjustment expenses — Returns credited on International variable annuities [1]	210	1,234	(698)	(601)	(3,578)	NM	NM
Amortization of deferred policy acquisition costs and present value of future profits	342	336	(10)	339	317	(7%)	(6%)
Insurance operating costs and other expenses	767	801	811	851	817	7%	(4%)

Total benefits and expenses	2,977	4,095	2,014	2,298	(715)	NM	NM

CORE EARNINGS
Core earnings before income taxes	560	596	993	620	521	(7%)	(16%)
Income tax expense	142	161	311	163	128	(10%)	(21%)

Core earnings	418	435	682	457	393	(6%)	(14%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	20	(117)	(157)	(180)	(548)	NM	NM

Net income (loss)	438	318	525	277	(155)	NM	NM

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within interest credited.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2007	2007	2007	2007	2008	Change	Change
Assets
General account	$107,517	$109,802	$114,310	$116,230	$118,697	10%	2%
Separate account	181,726	191,814	197,877	199,946	181,273	—	(9%)

Total assets	289,243	301,616	312,187	316,176	299,970	4%	(5%)

Mutual fund assets [1]	46,428	51,812	54,631	55,531	70,320	51%	27%

Total assets under management	$335,671	$353,428	$366,818	$371,707	$370,290	10%	—

[1]	During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$52,747	$52,824	$53,288	$52,542	$50,615	(4%)	(4%)
Equity securities, trading, at fair value	30,805	31,843	34,901	36,182	37,406	21%	3%
Equity securities, available-for-sale, at fair value	1,298	1,387	1,307	1,284	1,202	(7%)	(6%)
Policy loans, at outstanding balance	2,099	2,052	2,050	2,061	2,118	1%	3%
Mortgage loans on real estate	3,509	4,236	4,551	4,739	4,821	37%	2%
Short term Investments	1,195	958	629	1,158	1,807	51%	56%
Other investments	1,263	1,290	1,425	1,840	2,415	91%	31%

Total investments	92,916	94,590	98,151	99,806	100,384	8%	1%

Cash	1,561	1,434	1,769	1,770	2,016	29%	14%
Premiums receivable and agents’ balances	455	413	403	427	395	(13%)	(7%)
Reinsurance recoverables	1,112	1,165	1,235	1,419	1,599	44%	13%
Deferred policy acquisition costs and present value of future profits	9,158	9,516	10,275	10,514	11,586	27%	10%
Deferred income taxes	(763)	(510)	(724)	(754)	(373)	51%	51%
Goodwill	805	805	805	805	867	8%	8%
Property and equipment, net	257	358	372	374	393	53%	5%
Other assets	2,016	2,031	2,024	1,869	1,830	(9%)	(2%)
Separate account assets	181,726	191,814	197,877	199,946	181,273	—	(9%)

Total assets	$289,243	$301,616	$312,187	$316,176	$299,970	4%	(5%)

Future policy benefits, unpaid losses and loss adjustment expenses	$14,255	$14,630	$15,007	$15,331	$15,544	9%	1%
Other policyholder funds and benefits payable	42,684	42,981	44,054	44,190	46,460	9%	5%

Other policyholder funds payable — International variable annuities	30,781	31,815	34,871	36,152	37,376	21%	3%
Unearned premiums	124	132	141	147	167	35%	14%
Consumer Notes	435	588	723	809	971	123%	20%
Debt	—	114	114	115	91	—	(21%)
Other liabilities	8,378	8,639	8,011	8,045	8,286	(1%)	3%
Separate account liabilities	181,726	191,814	197,877	199,946	181,273	—	(9%)

Total liabilities	278,383	290,713	300,798	304,735	290,168	4%	(5%)

Equity excluding AOCI, net of tax	10,483	11,025	11,619	11,868	11,059	5%	(7%)
AOCI, net of tax	377	(122)	(230)	(427)	(1,257)	NM	(194%)

Total stockholders’ equity	10,860	10,903	11,389	11,441	9,802	(10%)	(14%)

Total liabilities and stockholders’ equity	$289,243	$301,616	$312,187	$316,176	$299,970	4%	(5%)

Hartford Life and Accident Insurance Company NAIC RBC				416.1%
Hartford Life Insurance Company NAIC RBC				513.2%
Hartford Life and Annuity Insurance Company NAIC RBC				1309.9%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group
	Annuity	Group	Plans	Group	Life	Benefits	International	Total
YEAR-TO-DATE

Balance, December 31, 2007	$5,179	$136	$658	$143	$2,406	$69	$1,923	$10,514
Adjustments to unrealized gains and losses on securities available - for - sale and other	(92)		(41)		(2)	—	(22)	(157)

Balance excluding adjustments to unrealized gains and losses on securities available - for - sale and other	5,087	136	617	143	2,404	69	1,901	10,357
Capitalization	167	22	38	9	88	17	87	428
Amortization - Deferred Policy Acquisition Costs	(162)	(22)	(9)	(6)	(27)	(13)	(62)	(301)
Amortization - Present Value of Future Profits	(1)				(4)			(5)
Amortization - Realized Capital Gains	342		2		2		15	361
Effect of Currency Translation Adjustment							221	221

Balance, March 31, 2008	5,433	136	648	146	2,463	73	2,162	11,061
Adjustments to unrealized gains and losses on securities available - for - sale and other	297		94		44		90	525

Balance, March 31, 2008 including adjustments to unrealized gains and losses on securities available-for-sale and other	$5,730	$136	$742	$146	$2,507	$73	$2,252	$11,586

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	March 31, 2008
	ACCOUNT	NET AMT AT	% of NAR
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	RETAINED NAR
Maximum anniversary value (MAV) [1]
MAV only	$41,540	$6,111	77%	$1,430
with 5% rollup [2]	2,918	497	67%	162
with Earnings Protection Benefit Rider (EPB) [3]	4,847	493	85%	74
with 5% rollup & EPB	1,180	148	81%	28

Total MAV	50,485	7,249	77%	1,694
Asset Protection Benefit (APB) [4]	39,110	2,849	45%	1,570
Lifetime Income Benefit (LIB) — Death Benefit [5]	10,697	86	—%	86
Reset [6] (5-7 years)	5,352	241	—%	241
Return of Premium [7]/Other	9,568	44	5%	42

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$115,212	$10,469	65%	$3,633

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	36,777	2,795	23%	2,151

TOTAL	$151,989	$13,264	56%	$5,784

	As of	As of	As of	As of	As of
	March 31,	June 30,	September 30,	December 31,	March 31,
OTHER DATA	2007	2007	2007	2007	2008
U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,420.86	1,503.35	1,526.75	1,468.36	1,322.70
Total Account Value	$122,858	$129,260	$130,943	$126,834	$115,212
Retained net amount of risk	782	701	670	976	3,633
GMDB net GAAP liability [9]	166	175	191	202	203
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$31,148	$32,050	$34,888	$35,793	$36,777
Retained net amount of risk	35	14	130	419	2,151
GMDB/GMIB net GAAP liability [9]	34	35	30	34	39

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greatest of current account value, net premiums paid, or for certain contracts a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 80) paid in a single lump sum. The income benefit is a guarantee to return initial investment, which is adjusted for earnings liquidity, paid through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $30.7 billion and $26.8 billion as of March 31, 2008 and December 31, 2007, respectively.

[9]	Includes the increase (decrease) to GMDB/GMIB liability as a result of the unlock recorded in the three months ended September 30, 2007 for U.S. and Japan variable annuity business of $6 and ($9), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of December 31, 2007
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,867
Liability for reinsurance in unauthorized companies	(6)

Net statutory reinsurance reserve credit	$1,861

Statutory amounts recoverable from reinsurers	$156

The top ten reinsurers represent $1,814 or 97% of the total statutory reserve credit and amounts recoverable.
•	53% of this amount is with reinsurers rated “A+” by A.M. Best at April 10, 2008.

•	10% of this amount is with reinsurers rated “A” by A.M. Best at April 10, 2008.

•	31% of this amount is with reinsurers rated “A-” by A.M. Best at April 10, 2008.

•	3% of this amount is with reinsurers rated “B++” by A.M. Best at April 10, 2008.

•	3% of this amount is with reinsurers rated “B” by A.M. Best at April 10, 2008.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	December 31, 2007	December 31, 2006
Statutory Capital and Surplus	5,786	$4,733
GAAP Adjustments
Investment in subsidiaries	388	(265)
Deferred policy acquisition costs	10,514	9,070
Deferred taxes	(1,155)	(936)
Benefit reserves	(4,240)	(3,425)
Unrealized gains on investments, net of impairments	(483)	1,214
Asset valuation reserve and interest maintenance reserve	626	686
Goodwill	662	585
Other, net	(657)	(98)

GAAP Stockholders’ Equity	$11,441	$11,564

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
Revenues	2007	2007	2007	2007	2008	Change	Change
Premiums and other considerations
Variable annuity fees	$507	$542	$548	$554	$497	(2%)	(10%)
Mutual fund and other fees [2]	37	36	28	37	33	(11%)	(11%)

Total fee income	544	578	576	591	530	(3%)	(10%)

Direct premiums	14	21	24	22	24	71%	9%
Reinsurance premiums [2]	(35)	(35)	(37)	(36)	(30)	14%	17%

Net premiums	(21)	(14)	(13)	(14)	(6)	71%	57%

Total premiums and other considerations	523	564	563	577	524	—	(9%)

Net investment income
Net investment income on G/A assets	227	229	237	226	209	(8%)	(8%)
Net investment income on assigned capital	11	12	12	12	19	73%	58%
Charge for invested capital	(38)	(38)	(39)	(35)	(33)	13%	6%

Total net investment income	200	203	210	203	195	(3%)	(4%)
Net realized capital gains — core	1	1	1	3	3	NM	—

Total core revenues	724	768	774	783	722	—	(8%)

Net realized gains (losses), before tax and DAC, excluded from core revenues	16	(147)	(175)	(81)	(759)	NM	NM

Total revenues	740	621	599	702	(37)	NM	NM

Benefits and Expenses
Benefits and losses
Death benefits [2]	12	10	16	11	13	8%	18%
Other contract benefits	15	15	18	17	18	20%	6%
Change in reserve	2	13	18	12	14	NM	17%
Sales inducements [2]	13	16	2	16	13	—	(19%)
Interest credited on G/A assets	154	149	156	155	150	(3%)	(3%)

Total benefits and losses	196	203	210	211	208	6%	(1%)

Other insurance expenses
Commissions & wholesaling expenses	296	316	304	282	253	(15%)	(10%)
Operating expenses	51	60	55	61	52	2%	(15%)
Premium taxes and other expenses	4	5	1	4	3	(25%)	(25%)

Subtotal — expenses before deferral	351	381	360	347	308	(12%)	(11%)
Deferred policy acquisition costs	(217)	(225)	(212)	(190)	(167)	23%	12%

Total other insurance expense	134	156	148	157	141	5%	(10%)
Amortization of deferred policy acquisition costs [2]	184	186	(110)	178	164	(11%)	(8%)

Total benefits and expenses	514	545	248	546	513	—	(6%)
Core earnings before income taxes	210	223	526	237	209	—	(12%)
Income tax expense [1] [2]	33	39	161	45	35	6%	(22%)

Core earnings [2]	$177	$184	$365	$192	$174	(2%)	(9%)

Net realized gains (losses), net of tax and DAC, excluded from core earnings [2] [3]	8	(78)	(88)	(13)	(264)	NM	NM

Net income (loss) [2]	$185	$106	$277	$179	$(90)	NM	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	56.7	57.4	110.3	58.5	56.3	(1%)	(4%)
Net income (loss)	59.3	33.0	83.7	54.5	(29.1)	NM	NM

[1]	The three months ended September 30, 2007 includes a $12 tax charge related to DRD.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 increased core earnings and net income by $198 and $181, respectively. The effect on each income statement line item is as follows:

September 30, 2007
Mutual Fund and Other Fees	$(8)
Reinsurance Premiums	—
Death Benefits	6
Sales Inducements	(14)
Amortization of deferred policy acquisition costs	(305)
Income tax expense (benefit)	107
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(17)

[3]	Included in the three months ended March 31, June 30, September 30, December 31, 2007 and March 31, 2008 are guaranteed minimum withdrawal benefit (“GMWB”) net realized gains (losses), net of tax and DAC, excluded from core earnings of $11, $(65), $(68), $(13) and $(251), respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
Revenues	2007	2007	2007	2007	2008	Change	Change
Premiums and other considerations
Variable annuity fees	$3	$4	$4	$4	$4	33%	—
Mutual fund and other fees	183	199	208	223	213	16%	(4%)

Total fee income	186	203	212	227	217	17%	(4%)
Net investment loss
Net investment loss on G/A assets	—	—	(3)	—	(1)	—	—
Net investment loss on assigned capital	(3)	(3)	(2)	(4)	(3)	—	25%

Total net investment loss	(3)	(3)	(5)	(4)	(4)	(33%)	—
Net realized capital losses — core	—	—	—	—	—	—	—

Total core revenues	183	200	207	223	213	16%	(4%)

Net realized gains (losses), before tax and DAC, excluded from core revenues	—	—	—	—	—	—	—

Total revenues	183	200	207	223	213	16%	(4%)

Benefits and Expenses

Other insurance expenses
Commissions & wholesaling expenses	133	146	143	156	149	12%	(4%)
Operating expenses	29	33	34	41	40	38%	(2%)
Premium taxes and other expenses	4	3	2	3	4	—	33%

Subtotal — expenses before deferral	166	182	179	200	193	16%	(4%)

Deferred policy acquisition costs	(27)	(27)	(22)	(25)	(22)	19%	12%

Total other insurance expense	139	155	157	175	171	23%	(2%)

Amortization of deferred policy acquisition costs [1]	21	21	23	23	22	5%	(4%)

Total benefits and expenses	160	176	180	198	193	21%	(3%)
Core earnings before income taxes	23	24	27	25	20	(13%)	(20%)
Income tax expense [1]	8	8	10	8	7	(13%)	(13%)

Core earnings [1]	$15	$16	$17	$17	$13	(13%)	(24%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	—	—	—	—	—	—	—

Net income [1]	$15	$16	$17	$17	$13	(13%)	(24%)

RETURN ON ASSETS (After-tax bps)
Core earnings	13.9	13.9	14.3	13.0	10.8	(23%)	(17%)
Net income	13.9	13.9	14.3	13.0	10.8	(23%)	(17%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Individual Annuity
Broker-dealer	$2,029	$2,152	$2,488	$2,106	$1,677	(17%)	(20%)
Banks	1,430	1,664	1,307	1,148	938	(34%)	(18%)

Total deposits by distribution	3,459	3,816	3,795	3,254	2,615	(24%)	(20%)

Variable	3,256	3,537	3,278	3,126	2,546	(22%)	(19%)
Fixed MVA/other	203	279	517	128	69	(66%)	(46%)

Total deposits by product	3,459	3,816	3,795	3,254	2,615	(24%)	(20%)

Retail Mutual Funds	3,647	3,791	3,369	3,549	3,966	9%	12%

529 College Savings Plan/Specialty Products/Other	192	197	152	180	183	(5%)	2%

Total Retail Products Group	$7,298	$7,804	$7,316	$6,983	$6,764	(7%)	(3%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
INDIVIDUAL ANNUITY
General account	$15,218	$15,100	$15,191	$15,100	$15,126	(1%)	—
Non-guaranteed separate account	110,007	116,320	118,123	114,214	102,924	(6%)	(10%)

Total Individual Annuity	$125,225	$131,420	$133,314	$129,314	$118,050	(6%)	(9%)

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$5,461	$5,354	$5,075	$4,995	$5,126	(6%)	3%
Non-guaranteed separate account	109,869	116,175	117,976	114,076	102,794	(6%)	(10%)

Total individual variable annuities	115,330	121,529	123,051	119,071	107,920	(6%)	(9%)

Fixed MVA & other individual annuities	9,895	9,891	10,263	10,243	10,130	2%	(1%)

Total Individual Annuity	125,225	131,420	133,314	129,314	118,050	(6%)	(9%)

	569	639	671	677	604	6%	(11%)

Mutual Fund Assets
Retail mutual fund assets	40,921	45,644	47,785	48,383	44,617	9%	(8%)
Specialty Product/Other mutual fund assets	663	789	892	937	1,022	54%	9%
529 College Savings Plan assets	966	1,094	1,147	1,176	1,121	16%	(5%)

Total Mutual Fund Assets	42,550	47,527	49,824	50,496	46,760	10%	(7%)

Total Retail Products Group Assets Under Management	$168,344	$179,586	$183,809	$180,487	$165,414	(2%)	(8%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

			March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
			2007	2007	2007	2007	2008
VARIABLE ANNUITIES		Beginning balance	$114,365	$115,330	$121,529	$123,051	$119,071
	Deposits		3,256	3,537	3,278	3,126	2,546
	Surrenders		(3,394)	(3,529)	(3,471)	(3,810)	(3,338)
	Death benefits/annuity payouts		(443)	(434)	(419)	(418)	(445)
	Transfers [2]		(2)	7	(21)	4	(2)

	Net Flows		(583)	(419)	(633)	(1,098)	(1,239)
	Change in market value/change in reserve/interest credited		1,542	6,618	2,155	(2,882)	(9,911)
	Other [3]		6	—	—	—	(1)

		Ending balance	$115,330	$121,529	$123,051	$119,071	$107,920

FIXED MVA AND OTHER		Beginning balance	$9,937	$9,895	$9,891	$10,263	$10,243
	Deposits		203	279	517	128	69
	Surrenders		(281)	(321)	(227)	(201)	(219)
	Death benefits/annuity payouts		(115)	(111)	(96)	(106)	(118)
	Transfers [2]		36	27	53	42	49

	Net Flows		(157)	(126)	247	(137)	(219)
	Change in market value/change in reserve/interest credited		115	122	125	117	106

		Ending balance	$9,895	$9,891	$10,263	$10,243	$10,130

TOTAL INDIVIDUAL ANNUITY		Beginning balance	$124,302	$125,225	$131,420	$133,314	$129,314
	Deposits		3,459	3,816	3,795	3,254	2,615
	Surrenders		(3,675)	(3,850)	(3,698)	(4,011)	(3,557)
	Death benefits/annuity payouts		(558)	(545)	(515)	(524)	(563)
	Transfers [2]		34	34	32	46	47

	Net Flows		(740)	(545)	(386)	(1,235)	(1,458)
	Change in market value/change in reserve/interest credited		1,657	6,740	2,280	(2,765)	(9,805)
	Other [3]		6	—	—	—	(1)

		Ending balance	$125,225	$131,420	$133,314	$129,314	$118,050

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
	2007	2007	2007	2007	2008
RETAIL MUTUAL FUNDS
Beginning balance	$38,536	$40,921	$45,644	$47,785	$48,383
Deposits	3,647	3,791	3,369	3,549	3,966
Redemptions	(1,762)	(2,042)	(2,718)	(2,289)	(2,845)

Net Sales	1,885	1,749	651	1,260	1,121
Change in market value	530	3,004	1,517	(626)	(4,854)
Other [1]	(30)	(30)	(27)	(36)	(33)

Ending balance	$40,921	$45,644	$47,785	$48,383	$44,617

[1]	Includes front end loads on A share products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS [1]
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
Revenues	2007	2007	2007	2007	2008	Change	Change
Premiums and other considerations
Variable annuity fees	$50	$56	$58	$59	$56	12%	(5%)
Mutual fund and other fees	4	3	4	4	12	NM	NM

Total fee income	54	59	62	63	68	26%	8%
Direct premiums	2	1	—	1	1	(50%)	—

Total premiums and other considerations	56	60	62	64	69	23%	8%

Net investment income
Net investment income on G/A assets	85	88	85	85	85	—	—
Net investment income on assigned capital	3	3	4	3	4	33%	33%
Charge for invested capital	—	(1)	—	—	—	—	—

Total net investment income	88	90	89	88	89	1%	1%
Net realized capital losses — core	—	—	—	—	(1)	—	—

Total core revenues	144	150	151	152	157	9%	3%
Net realized gains (losses), before tax and DAC, excluded from core revenues	(3)	5	(21)	(22)	(35)	NM	(59%)

Total revenues	141	155	130	130	122	(13%)	(6%)

Benefits and Expenses
Benefits and losses
Death benefits	—	(1)	—	—	—	—	—
Other contract benefits	12	12	12	12	11	(8%)	(8%)
Change in reserve	(6)	(5)	(6)	(6)	(5)	17%	17%
Sales inducements	—	—	—	1	—	—	(100%)
Interest credited on G/A assets	56	56	56	56	59	5%	5%

Total benefits and losses	62	62	62	63	65	5%	3%

Other insurance expenses
Commissions & wholesaling expenses	23	24	24	24	30	30%	25%
Operating expenses	49	54	50	61	68	39%	11%
Premium taxes and other expenses	1	—	—	(1)	1	—	NM

Subtotal — expenses before deferral	73	78	74	84	99	36%	18%
Deferred policy acquisition costs	(33)	(33)	(34)	(39)	(38)	(15%)	3%

Total other insurance expense	40	45	40	45	61	53%	36%
Amortization of deferred policy acquisition costs [2]	11	7	25	12	9	(18%)	(25%)

Total benefits and expenses	113	114	127	120	135	19%	13%

Core earnings before income taxes	31	36	24	32	22	(29%)	(31%)
Income tax expense [2]	8	10	6	10	5	(38%)	(50%)

Core earnings [2]	$23	$26	$18	$22	$17	(26%)	(23%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	(1)	2	(14)	(15)	(22)	NM	(47%)

Net income (loss) [2]	$22	$28	$4	$7	$(5)	NM	NM

RETURN ON ASSETS (After-tax bps)
Core earnings	36.3	38.9	25.6	30.8	18.1	(50%)	(41%)
Net income (loss)	34.7	41.8	5.7	9.8	(5.3)	NM	NM

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

[2]	The DAC unlock recorded in the three months ended September 30, 2007 decreased both core earnings and net income by $9. The effect on each income statement line item is as follows:

September 30, 2007
Amortization of deferred policy acquisition costs	$14
Income tax expense	(5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
401(k)
Annuity — plan/participant rollovers	$786	$421	$467	$460	$739	(6%)	61%
Annuity — ongoing contributions	497	553	504	511	643	29%	26%

Total 401(k) Annuity	1,283	974	971	971	1,382	8%	42%
Mutual funds [1]	120	96	94	108	441	NM	NM

Total 401(k)	1,403	1,070	1,065	1,079	1,823	30%	69%

403(b)/457
Annuity — plan/participant rollovers	89	72	79	102	143	61%	40%
Annuity — ongoing contributions	236	222	247	235	257	9%	9%

Total 403(b)/457 Annuity	325	294	326	337	400	23%	19%
Mutual funds	—	6	6	7	26	—	NM

Total 403(b)/457	325	300	332	344	426	31%	24%

TOTAL RETIREMENT
401(k) Annuity	1,283	974	971	971	1,382	8%	42%
403(b)/457 Annuity	325	294	326	337	400	23%	19%

Total Retirememt Plans Annuity deposits	1,608	1,268	1,297	1,308	1,782	11%	36%
Mutual funds [1]	120	102	100	115	467	NM	NM

Total Retirement Plans Deposits	1,728	1,370	1,397	1,423	2,249	30%	58%

[1]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT AND ADMINISTRATION

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
401(k)
General account	$1,351	$1,303	$1,314	$1,298	$1,354	—	4%
Non-guaranteed separate account	11,628	12,755	13,371	13,433	13,059	12%	(3%)

Total 401(k) — Annuity account value	$12,979	$14,058	$14,685	$14,731	$14,413	11%	(2%)
Mutual fund assets [1]	1,209	1,320	1,389	1,428	20,005	NM	NM

Total 401(k) Assets Under Management	$14,188	$15,378	$16,074	$16,159	$34,418	143%	113%

403(b)/457
General account	$4,586	$4,564	$4,610	$4,627	$4,850	6%	5%
Non-guaranteed separate account	7,167	7,633	7,876	7,736	7,076	(1%)	(9%)

Total 403(b)/457 - Annuity account value	$11,753	$12,197	$12,486	$12,363	$11,926	1%	(4%)
Mutual fund assets	—	9	20	26	66	—	154%

Total 403(b)/457 Assets Under Management	$11,753	$12,206	$12,506	$12,389	$11,992	2%	(3%)

TOTAL RETIREMENT
General account	$5,937	$5,867	$5,924	$5,925	$6,204	4%	5%
Non-guaranteed separate account	18,795	20,388	21,247	21,169	20,135	7%	(5%)

Total Retirement Plans account value	$24,732	$26,255	$27,171	$27,094	$26,339	6%	(3%)
Mutual fund assets [1]	1,209	1,329	1,409	1,454	20,071	NM	NM

Total Retirement Plans Assets Under Management	$25,941	$27,584	$28,580	$28,548	$46,410	79%	63%

RECORDKEEPING ONLY BUSINESS
Assets Under Administration [2]	—	—	—	—	5,666	NM	NM
Number of Participants [3]	—	—	—	—	142,537	NM	NM

[1]	Prior to March 31, 2008, 401(k) mutual fund assets were predominantly comprised of The Hartford’s 401(k) plan. During the three months ended March 31, 2008, the Company acquired the rights to service $18.7 billion of mutual fund assets from Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29, and March 28, 2008, respectively.

[2]	Assets under administration are not included when calculating return on assets measures for the Retirement Plans segment and are not included in Retirement Plans Assets Under Management.

[3]	Earnings for assets under administration are predominantly driven by participant count. The participant count represents the actual number of participants.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1] [2]

		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2007	2007	2007	2007	2008
401(k) GROUP ANNUITY
ACCOUNT VALUE [1]	Beginning balance	$12,035	$12,979	$14,058	$14,685	$14,731
	Deposits	1,283	974	971	971	1,382
	Surrenders	(531)	(550)	(599)	(673)	(617)
	Death benefits/annuity payouts	(13)	(7)	(10)	(8)	(9)

	Net Flows	739	417	362	290	756
	Change in market value/change in reserve/interest credited	205	662	265	(244)	(1,074)

	Ending balance	$12,979	$14,058	$14,685	$14,731	$14,413

403(b)/457 GROUP ANNUITY
ACCOUNT VALUE [1]	Beginning balance	$11,540	$11,753	$12,197	$12,486	$12,363
	Deposits	325	294	326	337	400
	Surrenders	(272)	(399)	(306)	(393)	(244)
	Death benefits/annuity payouts	(15)	(12)	(12)	(12)	(12)

	Net Flows	38	(117)	8	(68)	144
	Change in market value/change in reserve/interest credited	175	561	281	(55)	(581)

	Ending balance	$11,753	$12,197	$12,486	$12,363	$11,926

MUTUAL FUND ASSETS [2] [3]
	Beginning balance	$1,140	$1,209	$1,329	$1,409	$1,454
	Deposits	120	102	100	115	467
	Surrenders	(90)	(79)	(82)	(83)	(345)

	Net Flows	30	23	18	32	122
	Acquisitions [4]	—	—	—	—	18,725
	Change in market value/change in reserve/interest credited	39	97	62	13	(230)

	Ending balance	$1,209	$1,329	$1,409	$1,454	$20,071

TOTAL RETIREMENT
	Beginning balance	$24,715	$25,941	$27,584	$28,580	$28,548
	Deposits	1,728	1,370	1,397	1,423	2,249
	Surrenders	(893)	(1,028)	(987)	(1,149)	(1,206)
	Death benefits/annuity payouts	(28)	(19)	(22)	(20)	(21)

	Net Flows	807	323	388	254	1,022
	Acquisitions [4]	—	—	—	—	18,725
	Change in market value/change in reserve/interest credited	419	1,320	608	(286)	(1,885)

	Ending balance	$25,941	$27,584	$28,580	$28,548	$46,410

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Excludes Assets Under Administration.

[3]	Mutual Fund assets are an internal measure of assets under management used by the Company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[4]	Reflects the acquisition of Sun Life Retirement Services, Inc. and Princeton Retirement Group on February 29 and March 28, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
Revenues	2007	2007	2007	2007	2008	Change	Change
Premiums and other considerations
Variable annuity fees	$19	$13	$20	$21	$19	—	(10%)
Cost of insurance charges	12	20	20	10	17	42%	70%
Mutual fund and other fees	30	20	57	9	5	(83%)	(44%)

Total fee income	61	53	97	40	41	(33%)	3%
Direct premiums	168	191	411	217	188	12%	(13%)

Total premiums and other considerations	229	244	508	257	229	—	(11%)
Net investment income
Net investment income on G/A assets	284	299	311	312	284	—	(9%)
Net investment income on assigned capital	7	9	9	9	9	29%	—
Charge for invested capital	—	—	—	1	1	—	—

Total net investment income	291	308	320	322	294	1%	(9%)
Net realized capital gains — core	—	—	1	1	—	—	(100%)

Total core revenues	520	552	829	580	523	1%	(10%)
Net realized losses, before tax and DAC, excluded from core revenues	(3)	(20)	(47)	(120)	(219)	NM	(83%)

Total revenues	517	532	782	460	304	(41%)	(34%)
Benefits and Expenses
Benefits and losses
Death benefits	12	26	22	11	17	42%	55%
Other contract benefits	97	103	107	117	113	16%	(3%)
Change in reserve	154	174	396	192	177	15%	(8%)
Interest credited on G/A assets	154	171	167	171	151	(2%)	(12%)

Total benefits and losses	417	474	692	491	458	10%	(7%)
Other insurance expenses
Commissions & wholesaling expenses	15	18	15	15	14	(7%)	(7%)
Operating expenses	18	19	19	23	20	11%	(13%)
Premium taxes and other expenses	24	6	56	7	3	(88%)	(57%)

Subtotal — expenses before deferral	57	43	90	45	37	(35%)	(18%)
Deferred policy acquisition costs	(19)	(13)	(9)	(9)	(9)	53%	—

Total other insurance expense	38	30	81	36	28	(26%)	(22%)
Amortization of deferred policy acquisition costs [1]	15	2	2	4	6	(60%)	50%

Total benefits and expenses	470	506	775	531	492	5%	(7%)

Core earnings before income taxes	50	46	54	49	31	(38%)	(37%)
Income tax expense	15	14	16	14	9	(40%)	(36%)

Core earnings [1]	$35	$32	$38	$35	$22	(37%)	(37%)
Net realized losses, net of tax and DAC, excluded from core earnings	(2)	(13)	(30)	(78)	(142)	NM	(82%)

Net income (loss) [1]	$33	$19	$8	$(43)	$(120)	NM	(179%)

RETURN ON ASSETS (After-tax bps)
Core earnings	26.8	23.3	26.1	23.0	14.3	(47%)	(38%)
Net income (loss)	25.2	13.8	5.5	(28.2)	(78.0)	NM	(177%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 decreased amortization of deferred policy acquisition costs by $1, after-tax.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Institutional
Structured settlements	$278	$286	$235	$267	$211	(24%)	(21%)
Institutional annuities	5	43	257	10	23	NM	130%
Guaranteed interest products	855	784	831	115	721	(16%)	NM
Other	51	158	58	114	53	4%	(54%)

Subtotal	1,189	1,271	1,381	506	1,008	(15%)	99%
Mutual funds	309	298	571	504	583	89%	16%

Total Institutional	1,498	1,569	1,952	1,010	1,591	6%	58%

Private Placement Life Insurance
Corporate owned	1,390	786	2,569	450	57	(96%)	(87%)
Private clients	7	3	10	4	13	86%	NM

Total Private Placement Life Insurance	1,397	789	2,579	454	70	(95%)	(85%)

Total Institutional Solutions Group	$2,895	$2,358	$4,531	$1,464	$1,661	(43%)	13%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
INSTITUTIONAL
General account	$18,166	$18,899	$19,701	$19,731	$20,197	11%	2%
Guaranteed separate account	416	407	413	421	412	(1%)	(2%)
Non-guaranteed separate account	4,577	4,821	4,927	4,951	4,675	2%	(6%)

Total Institutional account value	23,159	24,127	25,041	25,103	25,284	9%	1%
Mutual fund assets	2,669	2,956	3,398	3,581	3,489	31%	(3%)

Total Institutional Assets Under Management	$25,828	$27,083	$28,439	$28,684	$28,773	11%	—

PRIVATE PLACEMENT LIFE INSURANCE
General account	$59	$3	$2	$4	$5	(92%)	25%
Non-guaranteed separate account	27,780	29,050	32,039	32,788	32,779	18%	—

Total Private Placement Life Insurance account value	27,839	29,053	32,041	32,792	32,784	18%	—

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$18,225	$18,902	$19,703	$19,735	$20,202	11%	2%
Guaranteed separate account	416	407	413	421	412	(1%)	(2%)
Non-guaranteed separate account	32,357	33,871	36,966	37,739	37,454	16%	(1%)

Total Institutional Solutions Group account value	50,998	53,180	57,082	57,895	58,068	14%	—
Mutual fund assets	2,669	2,956	3,398	3,581	3,489	31%	(3%)

Total Institutional Solutions Group Assets Under Management	$53,667	$56,136	$60,480	$61,476	$61,557	15%	—

BY PRODUCT

Institutional
Structured settlements	$5,543	$5,827	$6,063	$6,322	$6,530	18%	3%
Institutional annuities	2,838	2,866	3,114	3,113	3,108	10%	—
Guaranteed interest products	9,946	10,363	10,676	10,421	10,644	7%	2%
Other	4,832	5,071	5,188	5,247	5,002	4%	(5%)

Total Institutional	23,159	24,127	25,041	25,103	25,284	9%	1%

Private Placement Life Insurance	27,839	29,053	32,041	32,792	32,784	18%	—

Total Institutional Solutions Group account value	50,998	53,180	57,082	57,895	58,068	14%	—

Institutional Mutual Fund Assets	2,669	2,956	3,398	3,581	3,489	31%	(3%)

Total Institutional Solutions Group Assets Under Management	$53,667	$56,136	$60,480	$61,476	$61,557	15%	—

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2007	2007	2007	2007	2008
INSTITUTIONAL INVESTMENT PRODUCTS
ACCOUNT VALUE [1]	Beginning balance	$22,214	$23,159	$24,127	$25,041	$25,103
	Deposits	1,189	1,271	1,381	506	1,008
	Surrenders	(411)	(562)	(730)	(572)	(695)
	Death benefits/annuity payouts	(151)	(147)	(150)	(161)	(160)

	Net Flows	627	562	501	(227)	153
	Change in market value/change in reserve/interest credited	318	406	413	289	28

	Ending balance	$23,159	$24,127	$25,041	$25,103	$25,284

INSTITUTIONAL
MUTUAL FUND ASSETS [2]	Beginning balance	$2,567	$2,669	$2,956	$3,398	$3,581
	Deposits	309	297	571	504	583
	Surrenders	(193)	(251)	(224)	(273)	(285)

	Net Flows	116	46	347	231	298
	Change in market value/change in reserve/interest credited	(14)	241	95	(48)	(390)

	Ending balance	$2,669	$2,956	$3,398	$3,581	$3,489

PRIVATE PLACEMENT LIFE INSURANCE
ACCOUNT VALUE [1]	Beginning balance	$26,131	$27,839	$29,053	$32,041	$32,792
	Deposits	1,397	789	2,579	454	70
	Surrenders	(3)	(1)	(2)	(29)	(17)
	Death benefits/annuity payouts	(27)	(18)	(11)	(27)	(25)

	Net Flows	1,367	770	2,566	398	28
	Change in market value/change in reserve/interest credited	398	495	462	372	18
	Other [3]	(57)	(51)	(40)	(19)	(54)

	Ending balance	$27,839	$29,053	$32,041	$32,792	$32,784

INSTITUTIONAL SOLUTIONS GROUP
	Beginning balance	$50,912	$53,667	$56,136	$60,480	$61,476
	Deposits	2,895	2,357	4,531	1,464	1,661
	Surrenders	(607)	(814)	(956)	(874)	(997)
	Death benefits/annuity payouts	(178)	(165)	(161)	(188)	(185)

	Net Flows	2,110	1,378	3,414	402	479
	Change in market value/change in reserve/interest credited	702	1,142	970	613	(344)
	Other [3]	(57)	(51)	(40)	(19)	(54)

	Ending balance	$53,667	$56,136	$60,480	$61,476	$61,557

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Mutual Fund assets are an internal measure used by the company because a portion of revenues are based upon asset levels. Mutual Fund assets are not included on the balance sheet.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
Revenues	2007	2007	2007	2007	2008	Change	Change
Premiums and other considerations
Variable life fees	$17	$19	$19	$20	$18	6%	(10%)
Cost of insurance charges	130	132	134	137	140	8%	2%
Other fees [1]	68	66	53	75	63	(7%)	(16%)

Total fee income	215	217	206	232	221	3%	(5%)

Direct premiums	25	28	28	30	28	12%	(7%)
Reinsurance premiums	(40)	(41)	(42)	(50)	(46)	(15%)	8%

Net premiums	(15)	(13)	(14)	(20)	(18)	(20%)	10%

Total premiums and other considerations	200	204	192	212	203	2%	(4%)

Net investment income
Net investment income on G/A assets	89	91	92	94	92	3%	(2%)
Net investment income on assigned capital	3	3	3	3	4	33%	33%
Charge for invested capital	(5)	(5)	(4)	(5)	(8)	(60%)	(60%)

Total net investment income	87	89	91	92	88	1%	(4%)
Net realized capital losses — core	—	(1)	—	—	—	—	—

Total core revenues	287	292	283	304	291	1%	(4%)
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	9	(2)	(16)	(18)	(35)	NM	(94%)

Total revenues	296	290	267	286	256	(14%)	(10%)

Benefits and Expenses
Benefits and losses
Death benefits	70	74	78	76	91	30%	20%
Other contract benefits	6	6	6	6	5	(17%)	(17%)
Change in reserve	(3)	(5)	(4)	1	(4)	(33%)	NM
Interest credited on G/A assets	63	61	63	64	62	(2%)	(3%)

Total benefits and losses	136	136	143	147	154	13%	5%

Other insurance expenses
Commissions & wholesaling expenses	59	59	58	69	59	—	(14%)
Operating expenses	63	64	65	71	64	2%	(10%)
Dividends to policyholders	1	—	1	1	1	—	—
Premium taxes and other expenses	12	13	8	16	11	(8%)	(31%)

Subtotal — expenses before deferral	135	136	132	157	135	—	(14%)
Deferred policy acquisition costs	(87)	(87)	(88)	(105)	(88)	(1%)	16%

Total other insurance expense	48	49	44	52	47	(2%)	(10%)
Amortization of deferred policy acquisition costs and present value of future profits [1]	36	42	1	48	32	(11%)	(33%)

Total benefits and expenses	220	227	188	247	233	6%	(6%)

Core earnings before income taxes	67	65	95	57	58	(13%)	2%
Income tax expense [1]	21	19	31	17	17	(19%)	—

Core earnings [1] [2]	$46	$46	$64	$40	$41	(11%)	3%
Net realized gains (losses), net of tax and DAC, excluded from core earnings	6	(2)	(9)	(9)	(21)	NM	(133%)

Net income [1] [2]	$52	$44	$55	$31	$20	(62%)	(35%)

Earnings Margin (After-tax)
Core earnings	16.0%	15.8%	22.6%	13.2%	14.1%	(1.9)	0.9
Net income	17.6%	15.2%	20.6%	10.8%	7.8%	(9.8)	(3.0)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $16. The effect on each income statement line item is as follows:

September 30, 2007
Other Fees	$(13)
Amortization of deferred policy acquisition costs	(37)
Income tax expense (benefit)	8

[2]	The three months ended December 31, 2007 includes an additional SOP 03-1 reserve of $5, after the effects of DAC amortization and taxes, related to the implementation of the Company’s AG38 capital solution.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
SALES BY DISTRIBUTION
Wirehouse/regional broker-dealer	$20	$27	$26	$30	$24	20%	(20%)
Banks	10	10	11	13	9	(10%)	(31%)
Independent broker-dealer/WFS	14	17	17	22	18	29%	(18%)
Life professional/other	16	14	15	24	14	(13%)	(42%)

Total sales by distribution	$60	$68	$69	$89	$65	8%	(27%)

SALES BY PRODUCT
Variable life	$26	$33	$33	$38	$28	8%	(26%)
Universal life/whole life	30	29	31	46	32	7%	(30%)
Term life/other	4	6	5	5	5	25%	—

Total sales by product	$60	$68	$69	$89	$65	8%	(27%)

ACCOUNT VALUE
General account	$5,334	$5,413	$5,486	$5,591	$5,688	7%	2%
Separate account	6,244	6,692	6,884	6,758	6,091	(2%)	(10%)

Total account value	$11,578	$12,105	$12,370	$12,349	$11,779	2%	(5%)

ACCOUNT VALUE BY PRODUCT
Variable life	$6,754	$7,206	$7,402	$7,284	$6,620	(2%)	(9%)
Universal life/interest sensitive whole life	4,126	4,208	4,285	4,388	4,485	9%	2%
Modified guaranteed life	580	573	564	555	551	(5%)	(1%)
Other	118	118	119	122	123	4%	1%

Total account value by product	$11,578	$12,105	$12,370	$12,349	$11,779	2%	(5%)

LIFE INSURANCE IN-FORCE
Variable life	$74,439	$75,496	$76,498	$77,566	$78,145	5%	1%
Universal life/interest sensitive whole life	46,013	46,750	47,581	48,636	49,415	7%	2%
Term life	46,053	48,536	50,641	52,298	54,369	18%	4%
Modified guaranteed life	718	702	687	671	662	(8%)	(1%)
Other	323	319	316	312	307	(5%)	(2%)

Total life insurance in-force	$167,546	$171,803	$175,723	$179,483	$182,898	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2007	2007	2007	2007	2008
VARIABLE LIFE	Beginning balance	$6,637	$6,754	$7,206	$7,402	$7,284
	First year & single premiums	77	87	92	93	74
	Renewal premiums	156	140	134	155	142

	Premiums and deposits	233	227	226	248	216
	Surrenders	(86)	(89)	(77)	(91)	(90)
	Death benefits	(24)	(14)	(18)	(13)	(16)

	Net Flows	123	124	131	144	110
	Policy fees	(124)	(125)	(127)	(130)	(131)
	Change in market value/interest credited	118	453	192	(132)	(643)

	Ending balance	$6,754	$7,206	$7,402	$7,284	$6,620

OTHER [1]	Beginning balance	$4,734	$4,824	$4,899	$4,968	$5,065
	First year & single premiums	111	105	97	111	117
	Renewal premiums	119	109	115	126	121

	Premiums and deposits	230	214	212	237	238
	Surrenders	(53)	(52)	(54)	(43)	(46)
	Death benefits	(23)	(21)	(20)	(25)	(21)

	Net Flows	154	141	138	169	171
	Policy fees	(120)	(122)	(125)	(129)	(132)
	Change in market value/interest credited	56	56	56	57	55

	Ending balance	$4,824	$4,899	$4,968	$5,065	$5,159

TOTAL INDIVIDUAL LIFE	Beginning balance	$11,371	$11,578	$12,105	$12,370	$12,349
	First year & single premiums	188	192	189	204	191
	Renewal premiums	275	249	249	281	263

	Premiums and deposits	463	441	438	485	454
	Surrenders	(139)	(141)	(131)	(134)	(136)
	Death benefits	(47)	(35)	(38)	(38)	(37)

	Net Flows	277	265	269	313	281
	Policy fees	(244)	(247)	(252)	(259)	(263)
	Change in market value/interest credited	174	509	248	(75)	(588)

	Ending balance	$11,578	$12,105	$12,370	$12,349	$11,779

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Revenues
Premiums and other considerations
ASO fees	$8	$9	$8	$9	$9	13%	—
Other fees	1	(1)	—	1	(1)	NM	NM

Total fee income	9	8	8	10	8	(11%)	(20%)
Direct premiums	1,027	1,030	996	1,015	1,031	—	2%
Reinsurance premiums	49	53	57	39	35	(29%)	(10%)

Net premiums	1,076	1,083	1,053	1,054	1,066	(1%)	1%

Total premiums and other considerations	1,085	1,091	1,061	1,064	1,074	(1%)	1%

Net investment income
Net investment income on G/A assets	99	98	96	96	88	(11%)	(8%)
Net investment income on assigned capital	19	19	19	19	18	(5%)	(5%)

Total net investment income	118	117	115	115	106	(10%)	(8%)
Net realized capital gains — core	—	—	3	4	—	—	(100%)

Total core revenues	1,203	1,208	1,179	1,183	1,180	(2%)	—
Net realized gains (losses), before tax and DAC, excluded from core revenues	2	(6)	(13)	(20)	(36)	NM	(80%)

Total revenues	1,205	1,202	1,166	1,163	1,144	(5%)	(2%)

Benefits and Expenses
Benefits and losses
Death benefits	266	267	265	261	290	9%	11%
Other contract benefits [1]	479	479	475	497	475	(1%)	(4%)
Change in reserve [1]	61	47	25	(13)	23	(62%)	NM

Total benefits and losses	806	793	765	745	788	(2%)	6%

Other insurance expenses
Commissions & wholesaling expenses	156	147	135	144	148	(5%)	3%
Operating expenses	133	129	137	150	135	2%	(10%)
Premium taxes and other expenses	20	9	22	22	19	(5%)	(14%)

Subtotal — expenses before deferral	309	285	294	316	302	(2%)	(4%)
Deferred policy acquisition costs	(20)	(11)	(21)	(21)	(17)	15%	19%

Total other insurance expense	289	274	273	295	285	(1%)	(3%)
Amortization of deferred policy acquisition costs	17	18	13	14	13	(24%)	(7%)

Total benefits and expenses	1,112	1,085	1,051	1,054	1,086	(2%)	3%
Core earnings before income taxes	91	123	128	129	94	3%	(27%)
Income tax expense	23	37	36	37	24	4%	(35%)

Core earnings	$68	$86	$92	$92	$70	3%	(24%)
Net realized gains (losses), net of tax and DAC, excluded from core earnings	1	(3)	(9)	(12)	(24)	NM	(100%)

Net income	$69	$83	$83	$80	$46	(33%)	(43%)

After-Tax Profit as % of Revenues
Core earnings	5.7%	7.2%	7.8%	7.8%	5.9%	0.2	(1.9)
Net income	5.8%	7.0%	7.1%	6.9%	4.0%	(1.8)	(2.9)

[1]	During the three months ended December 31, 2007, a reserve commutation of approximately $30 reduced change in reserve and correspondingly increased other contract benefits upon settlement.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
							Year	Sequential
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
		2007	2007	2007	2007	2008	Change	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$470	$463	$459	$466	$480	2%	3%
	Group life	473	483	482	488	508	7%	4%
	Other	122	122	112	99	78	(36%)	(21%)

	Total fully insured — ongoing premiums	1,065	1,068	1,053	1,053	1,066	—	1%

	Total buyouts [1]	11	15	—	1	—	(100%)	(100%)

	Total premiums	1,076	1,083	1,053	1,054	1,066	(1%)	1%
	Group disability — premium equivalents [2]	85	84	85	78	85	—	9%

	Total premiums and premium equivalents	$1,161	$1,167	$1,138	$1,132	$1,151	(1%)	2%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured — Ongoing Sales
	Group disability	$177	$40	$54	$54	$190	7%	NM
	Group life	156	66	67	75	186	19%	148%
	Other	53	13	4	11	5	(91%)	(55%)

	Total fully insured — ongoing sales	386	119	125	140	381	(1%)	172%

	Total buyouts [1]	2	24	—	—	—	(100%)	—

	Total sales	388	143	125	140	381	(2%)	172%
	Group disability premium equivalents [2]	54	13	22	17	95	76%	NM

	Total sales and premium equivalents	$442	$156	$147	$157	$476	8%	NM

RATIOS [3]	Loss Ratio	74.0%	72.3%	72.1%	70.0%	73.4%	(0.6)	3.4
	Expense Ratio	28.5%	27.1%	27.0%	29.1%	27.7%	(0.8)	(1.4)

GAAP RESERVES [4]	Group disability	$4,590	$4,652	$4,667	$4,616	$4,657	1%	1%
	Group life	1,276	1,269	1,281	1,315	1,320	3%	—
	Other	178	168	168	176	146	(18%)	(17%)

	Total GAAP reserves	$6,044	$6,089	$6,116	$6,107	$6,123	1%	—

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances for the three months ended March 31, June 30, September 30, December 31, 2007 and March 31, 2008 are net of reinsurance recoverables of $230, $219, $221, $261 and $252, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Months	3 Months
	2007	2007	2007	2007	2008	Change	Change
CORE EARNINGS
Japan operations	62	$63	$88	$68	$70	13%	3%
Other international operations	(7)	(4)	(9)	(7)	(3)	57%	57%

Core earnings	55	$59	$79	$61	$67	22%	10%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(1)	(18)	11	(23)	(59)	NM	(157%)

Net income	54	$41	$90	$38	$8	(85%)	(79%)

JAPAN DEPOSITS — Dollars
Individual Annuity
Variable	1,678	$1,754	$1,803	$1,086	$944	(44%)	(13%)
Fixed MVA	28	12	24	20	172	NM	NM

Total deposits by product	1,706	$1,766	$1,827	$1,106	$1,116	(35%)	1%

JAPAN DEPOSITS — Yen
Individual Annuity
Variable	199,523	¥211,961	¥212,415	¥122,808	¥99,140	(50%)	(19%)
Fixed MVA	3,391	1,393	2,792	2,293	17,558	NM	NM

Total deposits by product	202,914	¥213,354	¥215,207	¥125,101	¥116,698	(42%)	(7%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	1,184	$1,282	$1,386	$646	$520	(56%)	(20%)
Fixed MVA	13	(3)	12	5	143	NM	NM

Total net flows by product	1,197	$1,279	$1,398	$651	$663	(45%)	2%

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	140,557	¥154,811	¥163,067	¥73,035	¥54,447	(61%)	(25%)
Fixed MVA	1,621	(443)	1,354	636	14,580	NM	NM

Total net flows by product	142,178	¥154,368	¥164,421	¥73,671	¥69,027	(51%)	(6%)

JAPAN AUM — Dollars
Individual Annuity
Variable	31,148	$32,050	$34,888	$35,793	$36,777	18%	3%
Fixed MVA	1,723	1,658	1,785	1,844	2,198	28%	19%

Total AUM by product	32,871	$33,708	$36,673	$37,637	$38,975	19%	4%

JAPAN AUM — Yen
Individual Annuity
Variable	3,677,972	¥3,958,157	¥4,012,693	¥3,998,563	¥3,660,549	—	(8%)
Fixed MVA	203,489	204,729	205,275	206,028	218,854	8%	6%

Total AUM by product	3,881,461	¥4,162,886	¥4,217,968	¥4,204,591	¥3,879,403	—	(8%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
						Year	Sequential
	March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Revenues
Premiums and other considerations
Variable annuity fees	$174	$185	$197	$209	$209	20%	—
Other fees	18	14	13	15	18	—	20%

Total fee income	192	199	210	224	227	18%	1%
Reinsurance premiums	(3)	(2)	(3)	(3)	(2)	33%	33%

Total premiums and other considerations	189	197	207	221	225	19%	2%

Net investment income
Net investment income on G/A assets	28	29	31	29	25	(11%)	(14%)
Net investment income on assigned capital	1	1	—	1	1	—	—

Total net investment income	29	30	31	30	26	(10%)	(13%)
Net realized capital losses — core	(17)	(19)	(16)	(16)	(7)	59%	56%

Total core revenues	201	208	222	235	244	21%	4%
Net realized gains (losses) and other, before tax and DAC, excluded from core revenues	(3)	(24)	17	(33)	(108)	NM	NM

Total revenues	198	184	239	202	136	(31%)	(33%)

Benefits and Expenses
Benefits and losses
Death and other benefits [1]	2	2	(6)	6	8	NM	33%
Sales inducements	—	—	1	—	—	—	—
Interest credited on G/A assets	6	6	6	7	8	33%	14%

Total benefits and losses	8	8	1	13	16	100%	23%

Other insurance expenses
Commissions & wholesaling expenses	113	112	120	78	73	(35%)	(6%)
Operating expenses	33	38	46	50	40	21%	(20%)
Premium taxes and other expenses	9	9	6	7	9	—	29%

Subtotal — expenses before deferral	155	159	172	135	122	(21%)	(10%)
Deferred policy acquisition costs	(113)	(115)	(121)	(80)	(69)	39%	14%

Total other insurance expense	42	44	51	55	53	26%	(4%)
Amortization of deferred policy acquisition costs [1]	56	59	34	62	68	21%	10%

Total benefits and expenses	106	111	86	130	137	29%	5%

Core earnings before income taxes	95	97	136	105	107	13%	2%
Income tax expense [1]	33	34	48	37	37	12%	—

Core earnings [1]	$62	$63	$88	$68	$70	13%	3%
Net realized gains (losses) and other, net of tax and DAC, excluded from core earnings	(2)	(16)	10	(20)	(56)	NM	(180%)

Net income [1]	$60	$47	$98	$48	$14	(77%)	(71%)

RETURN ON ASSETS (After-tax bps)
Core earnings	77.2	75.7	100.0	73.2	73.1	(5%)	—
Net income	74.8	56.5	111.4	51.7	14.6	(80%)	(72%)

[1]	The DAC unlock recorded in the three months ended September 30, 2007 increased both core earnings and net income by $22. The effect on each income statement line item is as follows:

September 30, 2007
Death and other benefits	$(9)
Amortization of deferred policy acquisition costs	(25)
Income tax expense	12

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Dollars

		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2007	2007	2007	2007	2008
VARIABLE ANNUITIES	Beginning balance	$29,653	$31,148	$32,050	$34,888	$35,793

	Deposits/Premiums/other	1,678	1,754	1,803	1,086	944
	Surrenders	(394)	(364)	(309)	(321)	(298)
	Death benefits/annuitizations/other	(100)	(108)	(108)	(119)	(126)

	Net Flows	1,184	1,282	1,386	646	520
	Change in market value/currency/change in reserve/interest credited	29	1,045	(893)	(801)	(3,722)
	Effect of currency translation	282	(1,425)	2,345	1,060	4,186

	Ending balance	$31,148	$32,050	$34,888	$35,793	$36,777

FIXED MVA AND OTHER	Beginning balance	$1,690	$1,723	$1,658	$1,785	$1,844

	Deposits/Premiums/other	28	12	24	20	172
	Surrenders	(9)	(8)	(4)	(8)	(12)
	Death benefits/annuitizations/other	(6)	(7)	(8)	(7)	(17)

	Net Flows	13	(3)	12	5	143
	Change in market value/currency/change in reserve/interest credited	4	14	(7)	1	(17)
	Effect of currency translation	16	(76)	122	53	228

	Ending balance	$1,723	$1,658	$1,785	$1,844	$2,198

TOTAL JAPAN	Beginning balance	$31,343	$32,871	$33,708	$36,673	$37,637

	Deposits/Premiums/other	1,706	1,766	1,827	1,106	1,116
	Surrenders	(403)	(372)	(313)	(329)	(310)
	Death benefits/annuitizations/other	(106)	(115)	(116)	(126)	(143)

	Net Flows	1,197	1,279	1,398	651	663
	Change in market value/change in reserve/interest credited	33	1,059	(900)	(800)	(3,739)
	Effect of currency translation	298	(1,501)	2,467	1,113	4,414

	Ending balance	$32,871	$33,708	$36,673	$37,637	$38,975

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD — Yen

		THREE MONTHS ENDED
		March 31,	June 30,	Sept. 30,	Dec. 31,	March 31,
		2007	2007	2007	2007	2008
VARIABLE ANNUITIES	Beginning balance	¥3,533,426	¥3,677,972	¥3,958,157	¥4,012,693	¥3,998,563

	Deposits/Premiums/other	199,523	211,961	212,415	122,808	99,140
	Surrenders	(47,094)	(44,092)	(36,607)	(36,261)	(31,364)
	Death benefits/annuitizations/other	(11,872)	(13,058)	(12,741)	(13,512)	(13,329)

	Net Flows	140,557	154,811	163,067	73,035	54,447
	Change in market value/change in reserve/interest credited	3,989	125,374	(108,531)	(87,165)	(392,461)

	Ending balance	3,677,972	3,958,157	4,012,693	3,998,563	3,660,549

FIXED MVA AND OTHER	Beginning balance	201,362	203,489	204,729	205,275	206,028

	Deposits/Premiums/other	3,391	1,393	2,792	2,293	17,558
	Surrenders	(1,098)	(992)	(529)	(904)	(1,245)
	Death benefits/annuitizations/other	(672)	(844)	(909)	(753)	(1,733)

	Net Flows	1,621	(443)	1,354	636	14,580
	Change in market value/change in reserve/interest credited	693	723	753	767	790
	Effect of currency translation on USD Fixed Annuity products	(187)	960	(1,561)	(650)	(2,544)

	Ending balance	203,489	204,729	205,275	206,028	218,854

TOTAL JAPAN	Beginning balance	3,734,788	3,881,461	4,162,886	4,217,968	4,204,591

	Deposits/Premiums/other	202,914	213,354	215,207	125,101	116,698
	Surrenders	(48,192)	(45,084)	(37,136)	(37,165)	(32,609)
	Death benefits/annuitizations/other	(12,544)	(13,902)	(13,650)	(14,265)	(15,062)

	Net Flows	142,178	154,368	164,421	73,671	69,027
	Change in market value/change in reserve/interest credited	4,682	126,097	(107,778)	(86,398)	(391,671)
	Effect of currency translation on USD Fixed Annuity products	(187)	960	(1,561)	(650)	(2,544)

	Ending balance	¥3,881,461	¥4,162,886	¥4,217,968	¥4,204,591	¥3,879,403

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums	$2,622	$2,675	$2,630	$2,513	$2,586	(1%)	3%
Earned premiums	2,623	2,622	2,628	2,623	2,614	—	—
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Personal Lines	130	84	78	30	105	(19%)	NM
Small Commercial	84	101	119	204	119	42%	(42%)
Middle Market	33	34	22	55	51	55%	(7%)
Specialty Commercial	46	(2)	6	(55)	43	(7%)	NM

Ongoing Operations underwriting results	293	217	225	234	318	9%	36%
Other Operations [1]	(24)	(120)	(43)	(23)	(19)	21%	17%

Total Property & Casualty underwriting results	$269	$97	$182	$211	$299	11%	42%

ONGOING OPERATIONS UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	61.9	63.6	64.5	65.2	62.2	(0.3)	3.0
Current accident year catastrophes	1.1	2.0	1.2	2.5	1.9	(0.8)	0.6
Prior accident years [3]	0.2	(0.5)	(0.4)	(4.8)	(2.0)	2.2	(2.8)

Total losses and loss adjustment expenses	63.1	65.1	65.3	62.8	62.2	0.9	0.6
Expenses	25.5	26.3	25.9	27.3	25.5	—	1.8
Policyholder dividends [4]	0.2	0.4	0.2	0.9	0.2	—	0.7

Combined ratio	88.8	91.7	91.4	91.1	87.8	1.0	3.3

Catastrophes
Current year	1.1	2.0	1.2	2.5	1.9	(0.8)	0.6
Prior year	(0.2)	0.1	0.3	0.2	(0.4)	0.2	0.6

Catastrophe ratio	0.9	2.1	1.5	2.6	1.5	(0.6)	1.1

Combined ratio before catastrophes	87.9	89.6	89.9	88.4	86.4	1.5	2.0
Combined ratio before catastrophes and prior year development [3]	87.6	90.2	90.6	93.4	87.9	(0.3)	5.5

Total Property & Casualty Income and ROE
Net income	$461	$344	$353	$349	$326	(29%)	(7%)
Core earnings	$448	$362	$405	$414	$426	(5%)	3%

Core earnings ROE (last 12 months income-equity x-AOCI)
Ongoing Operations	24.3%	23.4%	23.7%	23.2%	22.7%	(1.6)	(0.5)
Other Operations	(9.2%)	3.4%	5.2%	4.4%	4.6%	13.8	0.2
Total Property & Casualty	20.9%	21.5%	21.9%	21.4%	21.1%	0.2	(0.3)

	PROPERTY & CASUALTY
	Dec. 31,	Mar. 31,
	2007	2008	Change
Selected Financial Data
Total Property and Casualty adjusted statutory surplus ($ in billions)	$8.5	$8.3	$(0.2)
Total Property and Casualty premium to adjusted surplus ratio	1.2	1.3	0.1

[1]	The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision.

[2]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[3]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a 0.8 point increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums	$2,622	$2,675	$2,630	$2,513	$2,586	(1%)	3%
Change in unearned premium reserve	(1)	53	2	(110)	(28)	NM	75%

Earned premiums	2,623	2,622	2,628	2,623	2,614	—	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,625	1,664	1,695	1,708	1,625	—	(5%)
Current accident year catastrophes	28	52	32	65	50	79%	(23%)
Prior accident years [2]	22	104	28	(106)	(36)	NM	66%

Total losses and loss adjustment expenses	1,675	1,820	1,755	1,667	1,639	(2%)	(2%)

Underwriting expenses [3]	675	695	686	721	671	(1%)	(7%)
Dividends to policyholders [4]	4	10	5	24	5	25%	(79%)

Underwriting results	269	97	182	211	299	11%	42%

Net servicing income	11	14	16	11	(1)	NM	NM
Net investment income [5]	413	446	407	421	365	(12%)	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	3	5	4	2	(33%)	(50%)
Other expenses [6]	(60)	(58)	(64)	(67)	(59)	2%	12%
Income tax expense	(188)	(140)	(141)	(166)	(180)	4%	(8%)

Core earnings	448	362	405	414	426	(5%)	3%

Add: Net realized capital gains (losses), after-tax [7]	13	(18)	(52)	(65)	(100)	NM	(54%)

Net income	$461	$344	$353	$349	$326	(29%)	(7%)

Total Property & Casualty effective tax rate — net income	29.7%	27.6%	24.2%	27.4%	27.9%	(1.8)	0.5
Total Property & Casualty effective tax rate — core earnings	29.5%	27.9%	25.8%	28.7%	29.7%	0.2	1.0

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007, September 30, 2007 and March 31, 2008 included Citizens’ assessment recoupments of $1. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	The decrease in net investment income for the three months ended March 31, 2008 was primarily driven by losses on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships as a result of the lack of liquidity in the financial markets.

[6]	The three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 included $14, $12, $12, $11 and $10 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

[7]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change

ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums	$2,622	$2,674	$2,628	$2,511	$2,584	(1%)	3%
Change in unearned premium reserve	(1)	53	2	(110)	(29)	NM	74%

Earned premiums	2,623	2,621	2,626	2,621	2,613	—	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,625	1,664	1,695	1,708	1,625	—	(5%)
Current accident year catastrophes	28	52	32	65	50	79%	(23%)
Prior accident years [2]	4	(12)	(11)	(126)	(51)	NM	60%

Total losses and loss adjustment expenses	1,657	1,704	1,716	1,647	1,624	(2%)	(1%)

Underwriting expenses [3]	669	690	680	716	666	—	(7%)
Dividends to policyholders [4]	4	10	5	24	5	25%	(79%)

Underwriting results	293	217	225	234	318	9%	36%

Net servicing income	11	14	16	11	(1)	NM	NM
Net investment income [5]	351	385	346	357	310	(12%)	(13%)
Periodic net coupon settlements on credit derivatives, before-tax	3	3	5	4	2	(33%)	(50%)
Other expenses [6]	(60)	(56)	(63)	(69)	(57)	5%	17%
Income tax expense	(178)	(165)	(138)	(155)	(172)	3%	(11%)

Core earnings	420	398	391	382	400	(5%)	5%

Add: Net realized capital gains (losses), after-tax [7]	9	(14)	(50)	(59)	(88)	NM	(49%)

Net income	$429	$384	$341	$323	$312	(27%)	(3%)

Ongoing Operations effective tax rate — net income	29.9%	29.1%	24.5%	27.6%	28.4%	(1.5)	0.8
Ongoing Operations effective tax rate — core earnings	29.8%	29.3%	26.1%	28.9%	30.0%	0.2	1.1

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007, September 30, 2007 and March 31, 2008 included Citizens’ assessment recoupments of $1. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	The decrease in net investment income for the three months ended March 31, 2008 was primarily driven by losses on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships as a result of the lack of liquidity in the financial markets.

[6]	The three months ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 included $14, $12, $12, $11 and $10 of interest charged by Corporate on the amount of capital held by the Property and Casualty operation in excess of the amount needed to support the capital requirements of the Property and Casualty operation.

[7]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008

	Personal	Small	Middle	Specialty	Ongoing
	Lines	Commercial	Market	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$936	$743	$548	$357	$2,584
Change in unearned premium reserve	(47)	56	(28)	(10)	(29)

Earned premiums	983	687	576	367	2,613

Losses and loss adjustment expenses
Current accident year before catastrophes	635	370	372	248	1,625
Current accident year catastrophes	30	9	9	2	50
Prior accident years	(8)	(2)	(16)	(25)	(51)

Total losses and loss adjustment expenses	657	377	365	225	1,624

Underwriting expenses	221	190	158	97	666
Dividends to policyholders	—	1	2	2	5

Underwriting results	$105	$119	$51	$43	$318

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	64.6	53.8	64.5	67.9	62.2
Current accident year catastrophes	3.1	1.3	1.6	0.3	1.9
Prior accident years [1]	(0.8)	(0.3)	(2.7)	(7.0)	(2.0)

Total losses and loss adjustment expenses	66.9	54.8	63.4	61.2	62.2

Expenses	22.4	27.7	27.5	26.4	25.5
Policyholder dividends	—	0.2	0.3	0.5	0.2

Combined ratio	89.4	82.7	91.2	88.0	87.8

Catastrophes
Current year	3.1	1.3	1.6	0.3	1.9
Prior year	(0.7)	—	0.3	(1.8)	(0.4)

Catastrophe ratio	2.5	1.3	1.9	(1.5)	1.5

Combined ratio before catastrophes	86.9	81.3	89.3	89.6	86.4

Combined ratio before catastrophes and prior year development [1]	87.0	81.7	92.3	94.7	87.9

[1]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
UNDERWRITING RESULTS
Written premiums	$2,622	$2,674	$2,628	$2,511	$2,584	(1%)	3%
Change in unearned premium reserve	(1)	53	2	(110)	(29)	NM	74%

Earned premiums	2,623	2,621	2,626	2,621	2,613	—	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	1,625	1,664	1,695	1,708	1,625	—	(5%)
Current accident year catastrophes	28	52	32	65	50	79%	(23%)
Prior accident years [2]	4	(12)	(11)	(126)	(51)	NM	60%

Total losses and loss adjustment expenses	1,657	1,704	1,716	1,647	1,624	(2%)	(1%)

Underwriting expenses [3]	669	690	680	716	666	—	(7%)
Dividends to policyholders [4]	4	10	5	24	5	25%	(79%)

Underwriting results	$293	$217	$225	$234	$318	9%	36%

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	61.9	63.6	64.5	65.2	62.2	(0.3)	3.0
Current accident year catastrophes	1.1	2.0	1.2	2.5	1.9	(0.8)	0.6
Prior accident years [2] [5]	0.2	(0.5)	(0.4)	(4.8)	(2.0)	2.2	(2.8)

Total losses and loss adjustment expenses	63.1	65.1	65.3	62.8	62.2	0.9	0.6

Expenses	25.5	26.3	25.9	27.3	25.5	—	1.8
Policyholder dividends	0.2	0.4	0.2	0.9	0.2	—	0.7

Combined ratio	88.8	91.7	91.4	91.1	87.8	1.0	3.3

Catastrophes
Current year	1.1	2.0	1.2	2.5	1.9	(0.8)	0.6
Prior year	(0.2)	0.1	0.3	0.2	(0.4)	0.2	0.6

Catastrophe ratio	0.9	2.1	1.5	2.6	1.5	(0.6)	1.1

Combined ratio before catastrophes	87.9	89.6	89.9	88.4	86.4	1.5	2.0

Combined ratio before catastrophes and prior year development [5]	87.6	90.2	90.6	93.4	87.9	(0.3)	5.5

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling $10 or 0.4 points, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $13 or 0.5 points, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[2]	The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims.

[3]	The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007, September 30, 2007 and March 31, 2008 included Citizens’ assessment recoupments of $1. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
UNDERWRITING RESULTS
Written premiums	$939	$1,039	$1,035	$934	$936	—	—
Change in unearned premium reserve	(14)	72	51	(51)	(47)	NM	8%

Earned premiums	953	967	984	985	983	3%	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	593	628	659	696	635	7%	(9%)
Current accident year catastrophes	17	32	26	50	30	76%	(40%)
Prior accident years [2]	4	4	7	(19)	(8)	NM	58%

Total losses and loss adjustment expenses	614	664	692	727	657	7%	(10%)

Underwriting expenses [3]	209	219	214	228	221	6%	(3%)

Underwriting results	$130	$84	$78	$30	$105	(19%)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.2	65.1	66.9	70.5	64.6	(2.4)	5.9
Current accident year catastrophes	1.8	3.3	2.6	5.1	3.1	(1.3)	2.0
Prior accident years [2] [4]	0.5	0.3	0.7	(1.9)	(0.8)	1.3	(1.1)

Total losses and loss adjustment expenses	64.5	68.7	70.1	73.8	66.9	(2.4)	6.9

Expenses	21.9	22.6	21.9	23.2	22.4	(0.5)	0.8

Combined ratio	86.4	91.3	92.0	97.0	89.4	(3.0)	7.6

Catastrophes
Current year	1.8	3.3	2.6	5.1	3.1	(1.3)	2.0
Prior year	—	0.3	0.4	0.1	(0.7)	0.7	0.8

Catastrophe ratio	1.8	3.6	3.0	5.2	2.5	(0.7)	2.7

Combined ratio before catastrophes	84.6	87.7	89.0	91.7	86.9	(2.3)	4.8

Combined ratio before catastrophes and prior year development [4]	84.1	87.7	88.7	93.7	87.0	(2.9)	6.7

COMBINED RATIO
Automobile	90.7	95.9	95.9	102.3	92.6	(1.9)	9.7
Homeowners	74.8	79.0	81.9	83.1	81.1	(6.3)	2.0

Total	86.4	91.3	92.0	97.0	89.4	(3.0)	7.6

[1]	The three months ended June 30, 2007 included current accident year reserve strengthening, totaling $10 or 1.1 points, related to auto liability claims. The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $19 or 1.9 points, related to auto liability claims.

[2]	The three months ended December 31, 2007 included a reserve release of $16 related to auto liability claims.

[3]	The three months ended March 31, 2007 and June 30, 2007 included Citizens’ assessment recoupments of $2 and $1, respectively. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]

AARP	$650	$727	$724	$649	$662	2%	2%
Agency	269	293	294	267	258	(4%)	(3%)
Other	20	19	17	18	16	(20%)	(11%)

Total	$939	$1,039	$1,035	$934	$936	—	—

EARNED PREMIUMS [1]

AARP	$653	$663	$680	$685	$687	5%	—
Agency	277	282	283	281	277	—	(1%)
Other	23	22	21	19	19	(17%)	—

Total	$953	$967	$984	$985	$983	3%	—

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$699	$739	$732	$678	$698	—	3%
Homeowners	240	300	303	256	238	(1%)	(7%)

Total	$939	$1,039	$1,035	$934	$936	—	—

EARNED PREMIUMS [1]

Automobile	$693	$705	$712	$712	$706	2%	(1%)
Homeowners	260	262	272	273	277	7%	1%

Total	$953	$967	$984	$985	$983	3%	—

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)
Automobile	—	—	—	—	3%	3%	3%
Homeowners	8%	6%	5%	3%	3%	(5%)	—

Premium Retention
Automobile	89%	88%	88%	87%	88%	(1%)	1%
Homeowners	100%	97%	94%	93%	88%	(12%)	(5%)

New Business Premium $
Automobile	$117	$115	$108	$84	$84	(28%)	—
Homeowners	$37	$39	$36	$28	$24	(35%)	(14%)

Policies in force
Automobile	2,313,512	2,342,883	2,359,246	2,349,402	2,339,871	1%	—
Homeowners	1,458,485	1,476,340	1,484,157	1,481,542	1,477,335	1%	—

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SMALL COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
UNDERWRITING RESULTS
Written premiums	$740	$694	$664	$649	$743	—	14%
Change in unearned premium reserve	59	10	(19)	(39)	56	(5%)	NM

Earned premiums	681	684	683	688	687	1%	—

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	397	399	406	392	370	(7%)	(6%)
Current accident year catastrophes	7	12	6	3	9	29%	NM
Prior accident years [2]	(5)	(27)	(47)	(130)	(2)	60%	98%

Total losses and loss adjustment expenses	399	384	365	265	377	(6%)	42%

Underwriting expenses [3]	197	197	197	208	190	(4%)	(9%)
Dividends to policyholders [4]	1	2	2	11	1	—	(91%)

Underwriting results	$84	$101	$119	$204	$119	42%	(42%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	58.3	58.4	59.4	56.9	53.8	4.5	3.1
Current accident year catastrophes	1.0	1.8	0.8	0.4	1.3	(0.3)	(0.9)
Prior accident years [2] [5]	(0.8)	(3.9)	(6.9)	(18.8)	(0.3)	(0.5)	(18.5)

Total losses and loss adjustment expenses	58.5	56.3	53.3	38.6	54.8	3.7	(16.2)

Expenses	28.9	28.8	28.8	30.2	27.7	1.2	2.5
Policyholder dividends	0.2	0.2	0.3	1.6	0.2	—	1.4

Combined ratio	87.6	85.4	82.4	70.4	82.7	4.9	(12.3)

Catastrophes
Current year	1.0	1.8	0.8	0.4	1.3	(0.3)	(0.9)
Prior year	0.3	0.1	0.1	—	—	0.3	—

Catastrophe ratio	1.3	1.9	1.0	0.5	1.3	—	(0.8)

Combined ratio before catastrophes	86.3	83.4	81.5	69.9	81.3	5.0	(11.4)

Combined ratio before catastrophes and prior year development [5]	87.4	87.5	88.5	88.8	81.7	5.7	7.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(1%)	(1%)	(1%)	(3%)	(2%)	(1%)	1%

Premium Retention	85%	84%	84%	83%	83%	(2%)	—

New Business Premium $	$129	$126	$116	$110	$127	(2%)	15%

Policies in force	1,005,879	1,020,262	1,031,855	1,038,542	1,048,057	4%	1%

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $24 or 3.5 points, related to workers’ compensation business, substantially offset by current accident year reserve strengthening, totaling $18 or 2.6 points, related to package business.

[2]	The three months ended June 30, 2007 included a reserve release of $18 related to workers’ compensation business and a reserve release of $12 related to package business. The three months ended September 30, 2007 included a reserve release of $47 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included reserve releases of $110 related to workers’ compensation business and a reserve release of $17 related to package business.

[3]	The three months ended March 31, 2007 included Citizens’ assessment recoupments of $1. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $10 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
MIDDLE MARKET
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
UNDERWRITING RESULTS
Written premiums	$557	$536	$573	$591	$548	(2%)	(7%)
Change in unearned premium reserve	(48)	(56)	(9)	19	(28)	42%	NM

Earned premiums	605	592	582	572	576	(5%)	1%

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	380	381	384	378	372	(2%)	(2%)
Current accident year catastrophes	5	5	(1)	6	9	80%	50%
Prior accident years [2]	18	(2)	11	(41)	(16)	NM	61%

Total losses and loss adjustment expenses	403	384	394	343	365	(9%)	6%

Underwriting expenses [3]	167	168	165	169	158	(5%)	(7%)
Dividends to policyholders	2	6	1	5	2	—	(60%)

Underwriting results	$33	$34	$22	$55	$51	55%	(7%)

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	62.9	64.2	66.1	66.1	64.5	(1.6)	1.6
Current accident year catastrophes	0.7	0.9	—	1.0	1.6	(0.9)	(0.6)
Prior accident years [2] [4]	3.1	(0.5)	1.8	(7.1)	(2.7)	5.8	(4.4)

Total losses and loss adjustment expenses	66.8	64.6	67.9	59.9	63.4	3.4	(3.5)

Expenses	27.6	28.5	28.2	29.6	27.5	0.1	2.1
Policyholder dividends	0.2	1.1	0.3	0.8	0.3	(0.1)	0.5

Combined ratio	94.6	94.1	96.3	90.3	91.2	3.4	(0.9)

Catastrophes
Current year	0.7	0.9	—	1.0	1.6	(0.9)	(0.6)
Prior year	(0.6)	(0.2)	(0.3)	0.5	0.3	(0.9)	0.2

Catastrophe ratio	0.1	0.8	(0.3)	1.5	1.9	(1.8)	(0.4)

Combined ratio before catastrophes	94.5	93.4	96.6	88.8	89.3	5.2	(0.5)

Combined ratio before catastrophes and prior year development [4]	90.7	93.7	94.5	96.4	92.3	(1.6)	4.1

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

Written Price Increases/(Decreases)	(5%)	(4%)	(3%)	(6%)	(6%)	(1%)	—

Premium Retention	78%	76%	77%	79%	80%	2%	1%

New Business Premium $	$106	$97	$93	$94	$104	(2%)	11%

Policies in force	79,244	79,539	79,813	80,377	81,482	3%	1%

[1]	The three months ended December 31, 2007 included current accident year reserve strengthening, totaling $7 or 1.2 points, related to general liability, substantially offset by a current accident year reserve release, totaling $4 or 0.7 points, related to workers’ compensation business.

[2]	The three months ended September 30, 2007 included reserve strengthening of $40 on workers’ compensation business for older accident years, partially offset by a reserve release of $11 on workers’ compensation business for recent accident years. The three months ended December 31, 2007 included a $39 release of general liability reserves for recent accident years.

[3]	The three months ended March 31, 2007 included Citizens’ assessment recoupments of $1. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
UNDERWRITING RESULTS
Written premiums	$386	$405	$356	$337	$357	(8%)	6%
Change in unearned premium reserve	2	27	(21)	(39)	(10)	NM	74%

Earned premiums	384	378	377	376	367	(4%)	(2%)

Losses and loss adjustment expenses
Current accident year before catastrophes [1]	255	256	246	242	248	(3%)	2%
Current accident year catastrophes	(1)	3	1	6	2	NM	(67%)
Prior accident years [2]	(13)	13	18	64	(25)	(92%)	NM

Total losses and loss adjustment expenses	241	272	265	312	225	(7%)	(28%)

Underwriting expenses	96	106	104	111	97	1%	(13%)
Dividends to policyholders [3]	1	2	2	8	2	100%	(75%)

Underwriting results	$46	$(2)	$6	$(55)	$43	(7%)	NM

UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	65.7	68.0	65.5	64.9	67.9	(2.2)	(3.0)
Current accident year catastrophes	0.1	0.6	0.2	1.5	0.3	(0.2)	1.2
Prior accident years [2] [4]	(3.6)	3.8	5.0	16.6	(7.0)	3.4	23.6

Total losses and loss adjustment expenses	62.2	72.4	70.7	83.0	61.2	1.0	21.8

Expenses	25.2	27.8	27.7	29.4	26.4	(1.2)	3.0
Policyholder dividends	0.4	0.4	0.3	2.3	0.5	(0.1)	1.8

Combined ratio	87.8	100.6	98.6	114.7	88.0	(0.2)	26.7

Catastrophes
Current year	0.1	0.6	0.2	1.5	0.3	(0.2)	1.2
Prior year	(1.1)	—	1.2	0.1	(1.8)	0.7	1.9

Catastrophe ratio	(1.0)	0.6	1.4	1.6	(1.5)	0.5	3.1

Combined ratio before catastrophes	88.8	100.0	97.2	113.1	89.6	(0.8)	23.5

Combined ratio before catastrophes and prior year development [4]	91.4	96.3	93.5	96.6	94.7	(3.3)	1.9

[1]	The three months ended December 31, 2007 included a current accident year reserve release, totaling $3 or 0.8 points, related to workers’ compensation business.

[2]	The three months ended December 31, 2007 included a $35 strengthening of workers’ compensation reserves and a $34 strengthening of liability reserves, each primarily for older accident years, partially offset by a $15 reserve release for errors and ommissions claims.

[3]	Included in policyholder dividends for the three months ended December 31, 2007 was a $7 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[4]	Included in the prior year losses and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
WRITTEN PREMIUMS [1]

Property	$41	$59	$44	$36	$24	(41%)	(33%)
Casualty	165	147	119	103	159	(4%)	54%
Professional Liability, Fidelity and Surety	159	178	173	179	152	(4%)	(15%)
Other	21	21	20	19	22	5%	16%

Total	$386	$405	$356	$337	$357	(8%)	6%

EARNED PREMIUMS [1]

Property	$52	$49	$52	$49	$44	(15%)	(10%)
Casualty	141	138	130	134	132	(6%)	(1%)
Professional Liability, Fidelity and Surety	170	168	176	171	170	—	(1%)
Other	21	23	19	22	21	—	(5%)

Total	$384	$378	$377	$376	$367	(4%)	(2%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
UNDERWRITING RESULTS
Written premiums	$—	$1	$2	$2	$2	—	—
Change in unearned premium reserve	—	—	—	—	1	—	—

Earned premiums	—	1	2	2	1	—	(50%)

Losses and loss adjustment expenses
Current accident year before catastrophes	—	—	—	—	—	—	—
Current accident year catastrophes	—	—	—	—	—	—	—
Prior accident years [1]	18	116	39	20	15	(17%)	(25%)

Total losses and loss adjustment expenses	18	116	39	20	15	(17%)	(25%)

Underwriting expenses	6	5	6	5	5	(17%)	—

Underwriting results	$(24)	$(120)	$(43)	$(23)	$(19)	21%	17%

Net investment income	62	61	61	64	55	(11%)	(14%)
Other expenses	—	(2)	(1)	2	(2)	—	NM
Income tax (expense) benefit	(10)	25	(3)	(11)	(8)	20%	27%

Core earnings	28	(36)	14	32	26	(7%)	(19%)

Add: Net realized capital gains (losses), after-tax	4	(4)	(2)	(6)	(12)	NM	(100%)

Net income (loss)	$32	$(40)	$12	$26	$14	(56%)	(46%)

[1]	The three months ended June 30, 2007 included a $99 charge principally as a result of an adverse arbitration decision. The three months ended September 30, 2007 included environmental reserve strengthening of $25.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS LOSSES AND LOSS ADJUSTMENT EXPENSES

For the Three Months Ended March 31, 2008	Asbestos		Environmental	All Other [1]	Total
Beginning liability — net [2] [3]	$1,998	[4]	$251	$1,888	$4,137
Losses and loss adjustment expenses incurred	2		—	13	15
Losses and loss adjustment expenses paid	(51)		(7)	(27)	(85)

Ending liability — net [2] [3]	$1,949	[4]	$244	$1,874	$4,067

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $5, respectively, as of March 31, 2008 and $9 and $6, respectively, as of December 31, 2007. Total net losses and loss adjustment expenses incurred in Ongoing Operations for the three months ended March 31, 2008 includes $1 related to asbestos and environmental claims. Total net losses and loss adjustment expenses paid in Ongoing Operations for the three months ended March 31, 2008 includes $2 related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $2,654 and $278, respectively, as of March 31, 2008, and $2,707 and $290, respectively, as of December 31, 2007.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $271 and $277, respectively, resulting in a one year net survival ratio of 7.2 and a three year net survival ratio of 7.1. Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended March 31, 2008	Losses & LAE	Losses & LAE	Losses & LAE	Losses & LAE
Gross

Direct	$35	$2	$8	$—
Assumed — Domestic	15	—	3	—
London Market	3	—	1	—

Total	53	2	12	—

Ceded	(2)	—	(5)	—

Net	$51	$2	$7	$—

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three months ended March 31, 2008 includes $1 related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three months ended March 31, 2008 includes $3 related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID LOSS AND LOSS ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended March 31, 2008
	Personal	Small	Middle	Specialty	Ongoing	Other	Total
	Lines	Commercial	Market	Commercial	Operations	Operations	P&C
Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 - gross	$2,042	$3,470	$4,687	$6,883	$17,082	$5,071	$22,153
Reinsurance and other recoverables	81	177	413	2,317	2,988	934	3,922

Liabilities for unpaid losses and loss adjustment expenses at 1/1/08 - net	1,961	3,293	4,274	4,566	14,094	4,137	18,231

Provision for unpaid losses and loss adjustment expenses
Current accident year before catastrophes	635	370	372	248	1,625	—	1,625
Current accident year catastrophes	30	9	9	2	50	—	50
Prior accident years	(8)	(2)	(16)	(25)	(51)	15	(36)

Total provision for unpaid losses and loss adjustment expenses	657	377	365	225	1,624	15	1,639

Payments	(660)	(338)	(318)	(145)	(1,461)	(85)	(1,546)

Liabilities for unpaid losses and loss adjustment expenses at 3/31/08 - net	1,958	3,332	4,321	4,646	14,257	4,067	18,324
Reinsurance and other recoverables	65	181	414	2,255	2,915	911	3,826

Liabilities for unpaid losses and loss adjustment expenses at 3/31/08 - gross	$2,023	$3,513	$4,735	$6,901	$17,172	$4,978	$22,150

Earned premiums	$983	$687	$576	$367	$2,613	$1	$2,614
Loss and loss expense paid ratio	67.2	49.1	55.1	39.4	55.9
Loss and loss expense incurred ratio	66.9	54.8	63.4	61.2	62.2
Prior accident year development (pts.)	(0.8)	(0.3)	(2.7)	(7.0)	(2.0)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	March 31,	December 31,
	2008	2007
Gross Reinsurance Recoverables
Paid Loss and Loss Adjustment Expenses	$311	$347
Unpaid Loss and Loss Adjustment Expenses	3,710	3,788

Subtotal Gross Reinsurance Recoverables	4,021	4,135

Less: Allowance for Uncollectible Reinsurance	(410)	(404)

Net Reinsurance Recoverables	$3,611	$3,731

	As of December 31, 2007
	Amount	% of Total
Distribution of Gross Reinsurance Recoverables

Gross Reinsurance Recoverables	$4,135

Less: Mandatory (Assigned Risk) Pools & Structured Settlements	(635)

Gross Reinsurance Recoverables Excluding Mandatory Pools & Structured Settlements	$3,500

Rated A- (Excellent) or better by A.M. Best [1]	$2,614	74.7%
Other Rated by A.M. Best	90	2.6%

Total Rated Companies	2,704	77.3%

Voluntary Pools	195	5.6%
Captives	231	6.6%
Other Not Rated Companies	370	10.5%

Total	$3,500	100.0%

[1]	Based on A.M. Best ratings as of December 31, 2007

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Earned premiums	$2,623	$2,622	$2,628	$2,623	$2,614	—	—
Net investment income [1]	413	446	407	421	365	(12%)	(13%)
Other revenues	118	124	126	128	120	2%	(6%)
Net realized capital gains (losses)	23	(24)	(75)	(96)	(152)	NM	(58%)

Total revenues	3,177	3,168	3,086	3,076	2,947	(7%)	(4%)

Losses and loss adjustment expenses [2]	1,675	1,820	1,755	1,667	1,639	(2%)	(2%)
Amortization of deferred policy acquisition costs	528	528	525	523	523	(1%)	—
Insurance operating costs and expenses [3] [4]	151	177	166	222	153	1%	(31%)
Other expenses	167	168	174	184	180	8%	(2%)

Total benefits and expenses	2,521	2,693	2,620	2,596	2,495	(1%)	(4%)

Income before income taxes	656	475	466	480	452	(31%)	(6%)

Income tax expense	195	131	113	131	126	(35%)	(4%)

Net income	461	344	353	349	326	(29%)	(7%)

Less: Net realized capital gains (losses), after-tax [5]	13	(18)	(52)	(65)	(100)	NM	(54%)

Core earnings	$448	$362	$405	$414	$426	(5%)	3%

Total Property & Casualty effective tax rate — net income	29.7%	27.6%	24.2%	27.4%	27.9%	(1.8)	0.5
Total Property & Casualty effective tax rate — core earnings	29.5%	27.9%	25.8%	28.7%	29.7%	0.2	1.0

[1]	The decrease in net investment income for the three months ended March 31, 2008 was primarily driven by losses on limited partnerships and other alternative investments, largely due to lower returns on hedge funds and real estate partnerships as a result of the lack of liquidity in the financial markets.

[2]	The three months ended June 30, 2007 included prior accident year reserve development of $99, principally as a result of an adverse arbitration decision, and current accident year reserve strengthening of $10, related to Personal Lines auto liability claims. The three months ended December 31, 2007 included $110 of reserve releases related to Small Commercial workers’ compensation claims. The three months ended December 31, 2007 included current accident year reserve strengthening of $13, primarily related to strengthening of reserves for Personal Lines auto liability claims and Small Commercial package business, partially offset by a release of reserves for Small Commercial and Middle Market workers’ compensation claims.

[3]	The three months ended March 31, 2007 included Citizens’ assessment recoupments of $4. The three months ended June 30, 2007, September 30, 2007 and March 31, 2008 included Citizens’ assessment recoupments of $1. These assessments related to 2004 and 2005 hurricanes.

[4]	Included in policyholder dividends for the three months ended December 31, 2007 was a $20 increase in the estimated amount of dividends payable to certain workers’ compensation policyholders due to underwriting profits.

[5]	Includes those net realized capital gains (losses) not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	Year	Sequential
	2007	2007	2007	2007	2008	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$26,808	$27,182	$27,247	$27,205	$25,683	(4%)	(6%)
Equity securities, available for sale, at fair value	861	947	1,071	1,208	1,162	35%	(4%)
Mortgage loans	506	655	685	671	682	35%	2%
Other investments	938	1,132	1,217	1,298	1,348	44%	4%
Short term investments	330	286	170	284	711	115%	150%

Total investments	29,443	30,202	30,390	30,666	29,586	—	(4%)

Cash	229	190	183	241	232	1%	(4%)
Premiums receivable and agents’ balances	3,312	3,436	3,363	3,254	3,281	(1%)	1%
Reinsurance recoverables	4,373	3,966	3,928	3,731	3,611	(17%)	(3%)
Deferred policy acquisition costs	1,201	1,212	1,223	1,228	1,233	3%	—
Deferred income tax	520	686	633	662	947	82%	43%
Goodwill	149	149	149	149	149	—	—
Property and equipment, net	558	552	569	598	601	8%	1%
Other assets	1,475	1,403	1,462	1,312	1,318	(11%)	—

Total assets	$41,260	$41,796	$41,900	$41,841	$40,958	(1%)	(2%)

Unpaid losses and loss adjustment expenses	$21,987	$21,990	$22,197	$22,153	$22,150	1%	—
Unearned premiums	5,537	5,576	5,540	5,402	5,388	(3%)	—
Debt	—	—	—	13	11	—	(15%)
Other liabilities	4,623	4,870	4,883	4,855	4,589	(1%)	(5%)

Total liabilities	32,147	32,436	32,620	32,423	32,138	—	(1%)

Equity, x-AOCI, net of tax	8,781	9,323	9,214	9,428	9,372	7%	(1%)
AOCI, net of tax	332	37	66	(10)	(552)	NM	NM

Total stockholders’ equity	9,113	9,360	9,280	9,418	8,820	(3%)	(6%)

Total liabilities and stockholders’ equity	$41,260	$41,796	$41,900	$41,841	$40,958	(1%)	(2%)

Hartford Fire NAIC RBC				606%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ADJUSTED STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Dec. 31, 2007	Dec. 31, 2006
Adjusted Statutory Capital and Surplus	$8,509	$8,230
GAAP Adjustments
Deferred policy acquisition costs	1,228	1,197
Deferred taxes	(304)	(320)
Benefit reserves	(100)	(107)
Unrealized gains on investments	(16)	418
Goodwill	149	149
Non-admitted assets	1,085	939
Other, net	(1,133)	(321)

GAAP Stockholders’ Equity	$9,418	$10,185

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$1,002	$1,004	$1,048	$1,051	$992	(1%)	(6%)
Tax-exempt	133	137	137	141	142	7%	1%

Total fixed maturities	1,135	1,141	1,185	1,192	1,134	—	(5%)
Equities
Available-for-sale	28	34	36	41	46	64%	12%
Held for trading	210	1,234	(698)	(601)	(3,578)	NM	NM

Total equities	238	1,268	(662)	(560)	(3,532)	NM	NM
Mortgage loans	57	76	79	81	79	39%	(2%)
Policy loans	36	34	32	33	33	(8%)	—
Limited partnerships and other alternative investments [2]	66	107	42	40	(36)	NM	NM
Other [3]	(27)	(30)	(51)	(53)	(44)	(63%)	17%

Subtotal	1,505	2,596	625	733	(2,366)	NM	NM
Less: Investment expense	22	26	25	27	19	(14%)	(30%)

Total net investment income (loss)	$1,483	$2,570	$600	$706	$(2,385)	NM	NM
Less: Securities held for trading	210	1,234	(698)	(601)	(3,578)	NM	NM

Total net investment income excluding trading securities	$1,273	$1,336	$1,298	$1,307	$1,193	(6%)	(9%)

Annualized investment yield, before-tax [4]	5.9%	6.1%	5.8%	5.8%	5.2%	(0.7)	(0.6)
Annualized investment yield, after-tax [4]	4.1%	4.2%	4.0%	4.0%	3.6%	(0.5)	(0.4)

Net Realized Capital Gains (Losses)
Gross gains on sale	$124	$74	$56	$120	$95	(23%)	(21%)
Gross losses on sale	(66)	(88)	(81)	(56)	(211)	NM	NM
Impairments
Credit related [5]	(12)	(10)	(42)	(240)	(268)	NM	(12%)
Other [6]	(3)	(30)	(68)	(78)	(36)	NM	54%

Total impairments	(15)	(40)	(110)	(318)	(304)	NM	4%
Japanese fixed annuity contract hedges, net [7]	5	(17)	15	15	(14)	NM	NM
Periodic net coupon settlements on credit derivatives/Japan [8]	(9)	(10)	(4)	(2)	(5)	44%	(150%)
SFAS 157 transition impact [9]	—	—	—	—	(650)	—	—
GMWB derivatives, net [10]	22	(133)	(141)	(34)	(110)	NM	NM
Other net gain (loss) [11]	(15)	(34)	(98)	(154)	(172)	NM	(12%)

Total net realized capital gains (losses)	$46	$(248)	$(363)	$(429)	$(1,371)	NM	NM

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Relates to impairments for which the Company has current concerns regarding the issuers ability to pay future interest and principal amounts based upon the securities contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[6]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[7]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[8]	Included in core earnings.

[9]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[10]	The net losses in 2008 on GMWB rider embedded derivatives were primarily due to unfavorable mortality assumptions updates. The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[11]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains and losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$727	$731	$762	$769	$723	(1%)	(6%)
Tax-exempt	30	31	32	32	32	7%	—

Total fixed maturities	757	762	794	801	755	—	(6%)
Equities
Available-for-sale	18	22	23	23	25	39%	9%
Held for trading	210	1,234	(698)	(601)	(3,578)	NM	NM

Total equities	228	1,256	(675)	(578)	(3,553)	NM	NM
Mortgage loans	50	66	68	71	69	38%	(3%)
Policy loans	36	34	32	33	33	(8%)	—
Limited partnerships and other alternative investments [2]	32	46	23	14	(17)	NM	NM
Other [3]	(24)	(27)	(39)	(43)	(32)	(33%)	26%

Subtotal	1,079	2,137	203	298	(2,745)	NM	NM
Less: Investment expense	17	19	18	21	14	(18%)	(33%)

Total net investment income (loss)	$1,062	$2,118	$185	$277	$(2,759)	NM	NM
Less: Securities held for trading	210	1,234	(698)	(601)	(3,578)	NM	NM

Total net investment income excluding trading securities	$852	$884	$883	$878	$819	(4%)	(7%)

Annualized investment yield, before-tax [4]	6.0%	6.1%	6.0%	5.8%	5.3%	(0.7)	(0.5)
Annualized investment yield, after-tax [4]	4.0%	4.0%	4.0%	3.9%	3.5%	(0.5)	(0.4)

Net Realized Capital Gains (Losses)
Gross gains on sale	$72	$36	$25	$80	$43	(40%)	(46%)
Gross losses on sale	(40)	(52)	(45)	(31)	(110)	(175%)	NM
Impairments
Credit related [5]	(12)	—	(31)	(198)	(211)	NM	(7%)
Other [6]	(2)	(20)	(44)	(51)	(20)	NM	61%

Total impairments	(14)	(20)	(75)	(249)	(231)	NM	7%
Japanese fixed annuity contract hedges, net [7]	5	(17)	15	15	(14)	NM	NM
Periodic net coupon settlements on credit derivatives/Japan [8]	(12)	(13)	(9)	(6)	(7)	42%	(17%)
SFAS 157 transition impact [9]					(650)	—	—
GMWB derivatives, net [10]	22	(133)	(141)	(34)	(110)	NM	NM
Other net gain (loss) [11]	(10)	(22)	(58)	(108)	(141)	NM	(31%)

Total net realized capital gains (losses)	$23	$(221)	$(288)	$(333)	$(1,220)	NM	NM

[1]	Includes income on short-term bonds.

[2]	Includes real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income (excluding income related to equity securities held for trading) divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities held for trading, collateral received associated with the securities lending program and consolidated variable interest entity minority interests.

[5]	Relates to impairments for which the Company has current concerns regarding the issuers ability to pay future interest and principal amounts based upon the securities contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[6]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[7]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[8]	Included in core earnings.

[9]	Includes SFAS 157 implementation losses of $616, $10 and $24 related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[10]	The net losses in 2008 on GMWB rider embedded derivatives were primarily due to unfavorable mortality assumptions updates. The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[11]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$267	$267	$278	$276	$261	(2%)	(5%)
Tax-exempt	103	106	105	109	110	7%	1%

Total fixed maturities	370	373	383	385	371	—	(4%)
Equities — available-for-sale	10	12	12	16	20	100%	25%
Mortgage loans	7	10	11	10	10	43%	—
Limited partnerships and other alternative investments [2]	34	61	19	26	(19)	NM	NM
Other [3]	(3)	(3)	(11)	(10)	(12)	NM	(20%)

Subtotal	418	453	414	427	370	(11%)	(13%)
Less: Investment expense	5	7	7	6	5	—	(17%)

Total net investment income (loss)	$413	$446	$407	$421	$365	(12%)	(13%)

Annualized investment yield, before-tax [4]	5.9%	6.3%	5.6%	5.8%	5.0%	(0.9)	(0.8)
Annualized investment yield, after-tax [4]	4.4%	4.7%	4.1%	4.3%	3.7%	(0.7)	(0.6)

Net Realized Capital Gains (Losses)
Gross gains on sale	$52	$38	$31	$38	$52	—	37%
Gross losses on sale	(26)	(36)	(36)	(23)	(100)	NM	NM
Impairments
Credit related [5]	—	(10)	(11)	(42)	(57)	—	(36%)
Other [6]	(1)	(10)	(24)	(27)	(16)	NM	41%

Total impairments	(1)	(20)	(35)	(69)	(73)	NM	(6%)
Periodic net coupon settlements on credit derivatives [7]	3	3	5	4	2	(33%)	(50%)
Other net gain (loss) [8]	(5)	(9)	(40)	(46)	(33)	NM	28%

Total net realized capital gains (losses)	$23	$(24)	$(75)	$(96)	$(152)	NM	(58%)

[1]	Includes income on short-term bonds.

[2]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[3]	Primarily represents fees associated with securities lending activities. The income from securities lending activities is included within fixed maturities. Also included are derivatives that qualify for hedge accounting under SFAS 133. These derivatives hedge fixed maturities.

[4]	Yields calculated using net investment income divided by the monthly weighted average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding collateral received associated with the securities lending program.

[5]	Relates to impairments for which the Company has current concerns regarding the issuers ability to pay future interest and principal amounts based upon the securities contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[6]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[7]	Included in core earnings.

[8]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential
	Mar. 31,	Jun. 30,	Sept. 30,	Dec. 31,	Mar. 31,	3 Month	3 Month
	2007	2007	2007	2007	2008	Change	Change
Net Investment Income
Fixed maturities [1]
Taxable	$8	$6	$8	$6	$8	—	33%

Total fixed maturities	8	6	8	6	8	—	33%

Equities — available-for-sale	—	—	1	2	1	—	(50%)
Other	—	—	(1)	—	—	—	—

Total net investment income	$8	$6	$8	$8	$9	13%	13%

Net Realized Capital Gains (Losses)

Gross gains on sale	—	—	—	2	—	—	(100%)
Gross losses on sale	—	—	—	(2)	(1)	—	50%
Other net gain (loss) [2]	—	(3)	—	—	2	—	—

Total net realized capital gains (losses)	$—	$(3)	$—	$—	$1	—	—

[1]	Includes income on short-term bonds.

[2]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET REALIZED CAPITAL GAINS (LOSSES), AFTER-TAX/DAC
THREE MONTHS ENDED MARCH 31, 2008 AND 2007

	Life			P&C			Corporate			Consolidated
	2007	2008	Change	2007	2008	Change	2007	2008	Change	2007	2008	Change
Gains/losses on sales, net	20	(44)	NM	17	(31)	NM	—	(1)	—	37	(76)	NM
Impairments
Credit related [1]	(7)	(133)	NM	—	(37)	—	—	—	—	(7)	(170)	NM
Other [2]	(1)	(11)	NM	(1)	(10)	NM	—	—	—	(2)	(21)	NM

Total impairments	(8)	(144)	NM	(1)	(47)	NM	—	—	—	(9)	(191)	NM
Japanese fixed annuity contract hedges, net [3]	3	(9)	NM	—	—	—	—	—	—	3	(9)	NM
Periodic net coupon settlements on credit derivatives/Japan [4]	(8)	(5)	38%	2	1	(50%)	—	—	—	(6)	(4)	33%
SFAS 157 transition impact [5]	—	(220)	—			—			—	—	(220)	—
GMWB derivatives, net [6]	11	(41)	NM	—	—	—	—	—	—	11	(41)	NM
Other net gain (loss) [7]	(3)	(87)	NM	(3)	(22)	NM	—	2	—	(6)	(107)	NM

Total net realized capital gains (losses)	$15	$(550)	NM	$15	$(99)	NM	$—	$1	—	$30	$(648)	NM

[1]	Relates to impairments for which the Company has current concerns regarding the issuers ability to pay future interest and principal amounts based upon the securities contractual terms or the depression in security value is primarily related to significant issuer specific or sector credit spread widening.

[2]	Primarily relates to impairments of securities that had declined in value primarily due to changes in interest rate or general or modest spread widening and for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow recovery to cost or amortized cost.

[3]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[4]	Included in core earnings.

[5]	Includes SFAS 157 implementation losses related to the embedded derivatives within GMWB-US, GMWB-UK and GMAB liabilities, respectively.

[6]	The net losses for 2007 were primarily the result of liability model assumption updates and model refinements. Liability model assumption updates were made during the second and third quarters to reflect newly reliable market inputs for volatility.

[7]	Primarily consists of changes in fair value on non-qualifying derivatives and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	March 31,		June 30,		September 30,		December 31,		March 31,
	2007		2007		2007		2007		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$79,645	64.8%	$80,046	63.9%	$80,960	62.7%	$80,055	61.1%	$76,611	58.3%
Equity securities, at fair value
Available-for-sale [2]	2,212	1.8%	2,390	1.9%	2,449	1.9%	2,595	2.0%	2,463	1.9%
Held for trading [3]	30,805	25.1%	31,843	25.4%	34,901	27.0%	36,182	27.6%	37,406	28.4%

Total equity securities, at fair value	33,017	26.9%	34,233	27.3%	37,350	28.9%	38,777	29.6%	39,869	30.3%
Policy loans, at outstanding balance	2,099	1.7%	2,052	1.6%	2,050	1.6%	2,061	1.5%	2,118	1.6%
Mortgage loans, at cost	4,015	3.3%	4,891	3.9%	5,236	4.0%	5,410	4.1%	5,503	4.2%
Limited partnerships and other alternative investments [4]	1,883	1.5%	2,144	1.7%	2,317	1.8%	2,566	2.0%	2,619	2.0%
Short-term [5]	1,921	1.5%	1,590	1.3%	858	0.7%	1,602	1.2%	3,568	2.7%
Other investments [6]	363	0.3%	321	0.3%	363	0.3%	615	0.5%	1,187	0.9%

Total investments	$122,943	100.0%	$125,277	100.0%	$129,134	100.0%	$131,086	100.0%	$131,475	100.0%
Less: Equity securities held for trading	30,805	25.1%	31,843	25.4%	34,901	27.0%	36,182	27.6%	37,406	28.4%

Total investments excluding trading securities	$92,138	74.9%	$93,434	74.6%	$94,233	73.0%	$94,904	72.4%	$94,069	71.6%

HIMCO managed third party accounts	$7,654		$8,343		$8,430		$10,872		$9,705

Asset-backed securities (“ABS”)	$8,754	11.0%	$9,411	11.8%	$9,294	11.5%	$8,915	11.1%	$8,374	10.9%
Commercial mortgage-backed securities (“CMBS”)	17,230	21.6%	17,899	22.4%	18,133	22.4%	17,031	21.3%	15,056	19.6%
Collateralized mortgage obligation (“CMO”)	1,231	1.5%	1,514	1.9%	1,778	2.2%	1,745	2.2%	1,534	2.0%
Corporate	34,736	43.6%	33,405	41.7%	34,153	42.2%	34,198	42.7%	34,027	44.4%
Government/Government agencies — Foreign	1,272	1.6%	1,013	1.3%	1,039	1.3%	1,053	1.3%	1,048	1.4%
Government/Government agencies — U.S.	1,055	1.3%	1,153	1.4%	950	1.2%	855	1.1%	1,350	1.8%
Mortgage-backed securities (“MBS”) — agency	2,509	3.2%	3,073	3.8%	2,776	3.4%	2,763	3.5%	2,290	3.0%
Municipal — taxable	1,345	1.7%	1,310	1.6%	1,302	1.6%	1,386	1.7%	1,374	1.8%
Municipal — tax-exempt	11,466	14.4%	11,259	14.1%	11,528	14.2%	12,103	15.1%	11,558	15.1%
Redeemable preferred stock	47	0.1%	9	—	7	—	6	—	—	—

Total fixed maturities [1]	$79,645	100.0%	$80,046	100.0%	$80,960	100.0%	$80,055	100.0%	$76,611	100.0%

AAA	$25,500	32.0%	$27,177	34.0%	$28,781	35.6%	$28,318	35.4%	$24,418	31.9%
AA	10,911	13.7%	11,124	13.9%	11,266	13.9%	10,999	13.7%	10,932	14.3%
A	17,175	21.6%	16,507	20.6%	16,498	20.4%	17,030	21.3%	17,325	22.6%
BBB	17,023	21.4%	15,684	19.6%	15,501	19.1%	14,974	18.7%	15,319	20.0%
U.S. Government/Government agencies	5,406	6.8%	6,174	7.7%	5,383	6.6%	5,229	6.5%	5,071	6.6%
BB & below	3,630	4.5%	3,380	4.2%	3,531	4.4%	3,505	4.4%	3,546	4.6%

Total fixed maturities [1]	$79,645	100.0%	$80,046	100.0%	$80,960	100.0%	$80,055	100.0%	$76,611	100.0%

[1]	Includes $90, $40, $425, $308 and $313 in Corporate at March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008, respectively, of which $90, $30, $395, $303, and $208 respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $53, $56, $71, $103, and $99 in Corporate at March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, and March 31, 2008, respectively.

[3]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[4]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

[5]	Includes $396, $346, $59, $160 and $1,050 in Corporate at March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007, March 31, 2008, respectively, of which $371, $319, $52, $154, and $1,046 respectively, were investments held by The Hartford Financial Services Group, Inc.

[6]	Primarily relates to derivative instruments. Additionally, includes $45, $43, $38, $43, and $43 in Corporate at March 31, 2007, June 30, 2007, September 30, 2007, and December 31, 2007, and March 31, 2008, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	March 31,		June 30,		September 30,		December 31,		March 31,
	2007		2007		2007		2007		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$52,747	56.7%	$52,824	55.8%	$53,288	54.3%	$52,542	52.6%	$50,615	50.4%
Equity securities, at fair value
Available-for-sale	1,298	1.4%	1,387	1.4%	1,307	1.3%	1,284	1.3%	1,202	1.2%
Held for trading [1]	30,805	33.2%	31,843	33.7%	34,901	35.6%	36,182	36.2%	37,406	37.3%

Total equity securities, at fair value	32,103	34.6%	33,230	35.1%	36,208	36.9%	37,466	37.5%	38,608	38.5%
Policy loans, at outstanding balance	2,099	2.3%	2,052	2.2%	2,050	2.1%	2,061	2.1%	2,118	2.1%
Mortgage loans, at cost	3,509	3.8%	4,236	4.5%	4,551	4.6%	4,739	4.8%	4,821	4.8%
Limited partnerships and other alternative investments [2]	982	1.0%	1,050	1.1%	1,138	1.2%	1,306	1.3%	1,329	1.3%
Short-term	1,195	1.3%	958	1.0%	629	0.6%	1,158	1.2%	1,807	1.8%
Other investments [3]	281	0.3%	240	0.3%	287	0.3%	534	0.5%	1,086	1.1%

Total investments	$92,916	100.0%	$94,590	100.0%	$98,151	100.0%	$99,806	100.0%	$100,384	100.0%
Less: Equity securities held for trading	30,805	33.2%	31,843	33.7%	34,901	35.6%	36,182	36.2%	37,406	37.3%

Total investments excluding trading securities	$62,111	66.8%	$62,747	66.3%	$63,250	64.4%	$63,624	63.8%	$62,978	62.7%

ABS	$7,500	14.2%	$7,895	14.9%	$7,877	14.8%	$7,556	14.4%	$6,948	13.7%
CMBS	12,355	23.4%	12,558	23.8%	12,815	24.1%	12,056	22.9%	10,679	21.1%
CMO	928	1.8%	1,147	2.2%	1,401	2.6%	1,366	2.6%	1,215	2.4%
Corporate	24,996	47.4%	23,958	45.4%	24,295	45.6%	24,583	46.8%	24,739	48.9%
Government/Government agencies — Foreign	648	1.2%	547	1.0%	577	1.1%	571	1.1%	563	1.1%
Government/Government agencies — U.S.	819	1.6%	944	1.8%	733	1.4%	616	1.2%	994	2.0%
MBS — agency	1,759	3.3%	2,133	4.0%	1,869	3.5%	1,913	3.6%	1,738	3.4%
Municipal — taxable	1,144	2.2%	1,115	2.1%	1,141	2.1%	1,244	2.4%	1,219	2.4%
Municipal — tax-exempt	2,582	4.9%	2,522	4.8%	2,577	4.8%	2,634	5.0%	2,520	5.0%
Redeemable preferred stock	16	—	5	—	3	—	3	—	—	—

Total fixed maturities	$52,747	100.0%	$52,824	100.0%	$53,288	100.0%	$52,542	100.0%	$50,615	100.0%

AAA	$14,908	28.3%	$15,901	30.1%	$17,058	32.0%	$16,638	31.6%	$14,630	28.9%
AA	6,901	13.1%	6,997	13.2%	7,081	13.3%	6,914	13.2%	6,404	12.7%
A	12,423	23.6%	11,921	22.6%	12,042	22.6%	12,335	23.5%	12,363	24.4%
BBB	12,627	23.9%	11,710	22.2%	11,432	21.5%	11,070	21.1%	11,413	22.5%
U.S. Government/Government agencies	3,870	7.3%	4,418	8.4%	3,791	7.1%	3,668	7.0%	3,755	7.4%
BB & below	2,018	3.8%	1,877	3.5%	1,884	3.5%	1,917	3.6%	2,050	4.1%

Total fixed maturities	$52,747	100.0%	$52,824	100.0%	$53,288	100.0%	$52,542	100.0%	$50,615	100.0%

[1]	These assets support the International variable annuity business. Changes in these balances are also reflected in the respective liabilities.

[2]	Includes real estate joint ventures.

[3]	Primarily relates to derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	March 31,		June 30,		September 30,		December 31,		March 31,
	2007		2007		2007		2007		2008
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$26,808	91.1%	$27,182	90.0%	$27,247	89.6%	$27,205	88.8%	$25,683	86.8%
Equity securities, available-for-sale, at fair value	861	2.9%	947	3.1%	1,071	3.5%	1,208	3.9%	1,162	3.9%
Mortgage loans, at cost	506	1.7%	655	2.2%	685	2.3%	671	2.2%	682	2.3%
Limited partnerships and other alternative investments [1]	901	3.1%	1,094	3.6%	1,179	3.9%	1,260	4.1%	1,290	4.4%
Short-term	330	1.1%	286	1.0%	170	0.6%	284	0.9%	711	2.4%
Other investments	37	0.1%	38	0.1%	38	0.1%	38	0.1%	58	0.2%

Total investments	$29,443	100.0%	$30,202	100.0%	$30,390	100.0%	$30,666	100.0%	$29,586	100.0%

ABS	$1,254	4.7%	$1,516	5.6%	$1,417	5.2%	$1,359	5.0%	$1,426	5.6%
CMBS	4,875	18.2%	5,341	19.6%	5,318	19.5%	4,975	18.3%	4,377	17.0%
CMO	303	1.1%	367	1.4%	377	1.4%	379	1.4%	319	1.2%
Corporate	9,650	36.1%	9,407	34.6%	9,433	34.6%	9,307	34.2%	8,975	34.9%
Government/Government agencies — Foreign	624	2.3%	466	1.7%	462	1.7%	482	1.8%	485	1.9%
Government/Government agencies — U.S.	236	0.9%	209	0.8%	217	0.8%	239	0.9%	356	1.4%
MBS — agency	750	2.8%	940	3.5%	907	3.3%	850	3.1%	552	2.2%
Municipal — taxable	201	0.7%	195	0.7%	161	0.6%	142	0.5%	155	0.6%
Municipal — tax-exempt	8,884	33.1%	8,737	32.1%	8,951	32.9%	9,469	34.8%	9,038	35.2%
Redeemable preferred stock	31	0.1%	4	—	4	—	3	—	—	—

Total fixed maturities	$26,808	100.0%	$27,182	100.0%	$27,247	100.0%	$27,205	100.0%	$25,683	100.0%

AAA	$10,588	39.5%	$11,273	41.5%	$11,696	42.9%	$11,660	42.9%	$9,767	38.0%
AA	3,965	14.8%	4,106	15.1%	3,961	14.6%	3,915	14.4%	4,354	17.1%
A	4,715	17.6%	4,572	16.8%	4,318	15.8%	4,586	16.9%	4,865	18.9%
BBB	4,392	16.4%	3,972	14.6%	4,058	14.9%	3,895	14.3%	3,885	15.1%
U.S. Government/Government agencies	1,536	5.7%	1,756	6.5%	1,592	5.8%	1,561	5.7%	1,316	5.1%
BB & below	1,612	6.0%	1,503	5.5%	1,622	6.0%	1,588	5.8%	1,496	5.8%

Total fixed maturities	$26,808	100.0%	$27,182	100.0%	$27,247	100.0%	$27,205	100.0%	$25,683	100.0%

[1]	Includes hedge fund investments outside of limited partnerships and real estate joint ventures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	March 31, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$15,755	$14,968	$(787)	$10,879	$10,445	$(434)
Greater than three months to six months	4,434	3,816	(618)	11,857	10,954	(903)
Greater than six months to nine months	10,479	8,735	(1,744)	10,086	9,354	(732)
Greater than nine months to twelve months	8,466	7,158	(1,308)	2,756	2,545	(211)
Greater than twelve months	9,433	8,378	(1,055)	10,563	10,071	(492)

Total	$48,567	$43,055	$(5,512)	$46,141	$43,369	$(2,772)

BIG [4] and Equity AFS [3] Securities

Three months or less	$1,742	$1,550	$(192)	$1,487	$1,386	$(101)
Greater than three months to six months	902	767	(135)	1,181	1,026	(155)
Greater than six months to nine months	914	701	(213)	687	613	(74)
Greater than nine months to twelve months	582	476	(106)	188	173	(15)
Greater than twelve months	408	352	(56)	386	349	(37)

Total	$4,548	$3,846	$(702)	$3,929	$3,547	$(382)

[1]	As of March 31, 2008, fixed maturities represented $5,067, or 92%, of the Company’s total unrealized loss of available-for-sale securities. The Company held no securities of a single issuer that were at an unrealized loss position in excess of 5% of the total unrealized loss amount as of March 31, 2008 and December 31, 2007. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2007 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	March 31, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$8,949	$8,465	$(484)	$7,532	$7,216	$(316)
Greater than three months to six months	3,080	2,629	(451)	8,807	8,126	(681)
Greater than six months to nine months	7,809	6,453	(1,356)	6,179	5,678	(501)
Greater than nine months to twelve months	5,287	4,409	(878)	2,100	1,936	(164)
Greater than twelve months	6,293	5,540	(753)	6,782	6,459	(323)

Total	$31,418	$27,496	$(3,922)	$31,400	$29,415	$(1,985)

BIG and Equity AFS Securities

Three months or less	$856	$771	$(85)	$813	$752	$(61)
Greater than three months to six months	494	409	(85)	610	545	(65)
Greater than six months to nine months	481	367	(114)	401	355	(46)
Greater than nine months to twelve months	334	270	(64)	151	139	(12)
Greater than twelve months	268	221	(47)	218	192	(26)

Total	$2,433	$2,038	$(395)	$2,193	$1,983	$(210)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	March 31, 2008			December 31, 2007
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$6,724	$6,424	$(300)	$3,205	$3,090	$(115)
Greater than three months to six months	1,254	1,090	(164)	2,938	2,718	(220)
Greater than six months to nine months	2,589	2,203	(386)	3,882	3,652	(230)
Greater than nine months to twelve months	3,154	2,725	(429)	648	601	(47)
Greater than twelve months	3,130	2,828	(302)	3,779	3,610	(169)

Total	$16,851	$15,270	$(1,581)	$14,452	$13,671	$(781)

BIG and Equity AFS Securities

Three months or less	$871	$766	$(105)	$659	$621	$(38)
Greater than three months to six months	401	353	(48)	570	480	(90)
Greater than six months to nine months	432	333	(99)	284	256	(28)
Greater than nine months to twelve months	247	205	(42)	37	34	(3)
Greater than twelve months	140	131	(9)	168	157	(11)

Total	$2,091	$1,788	$(303)	$1,718	$1,548	$(170)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2008

	LIFE			P&C			CONSOLIDATED [1]
		Percent of			Percent of			Percent of
TOP TEN CORPORATE		Total			Total			Total
FIXED MATURITY	Fair	Invested		Fair	Invested		Fair	Invested
EXPOSURES BY SECTOR	Value	Assets		Value	Assets		Value	Assets
Basic industry	$1,807	1.8%	Basic industry	$680	2.3%	Basic industry	$2,487	1.9%
Capital goods	1,723	1.7%	Capital goods	607	2.1%	Capital goods	2,334	1.8%
Consumer cyclical	2,188	2.2%	Consumer cyclical	754	2.5%	Consumer cyclical	2,959	2.3%
Consumer non cyclical	2,528	2.5%	Consumer non cyclical	796	2.7%	Consumer non cyclical	3,328	2.5%
Energy	1,300	1.3%	Energy	329	1.1%	Energy	1,632	1.2%
Financial services	7,684	7.7%	Financial services	3,009	10.2%	Financial services	10,974	8.3%
Technology and communications	2,822	2.8%	Technology and communications	1,155	3.9%	Technology and communications	3,977	3.0%
Transportation	450	0.4%	Transportation	73	0.2%	Transportation	523	0.4%
Utilities	3,447	3.4%	Utilities	1,356	4.6%	Utilities	4,807	3.7%
Other	790	0.8%	Other	216	0.7%	Other	1,006	0.8%

Total	$24,739	24.6%	Total	$8,975	30.3%	Total	$34,027	25.9%

TOP TEN EXPOSURES
BY ISSUER [2]

Goldman EOP [3]	$292	0.3%	State of California	$294	1.0%	State of California	$457	0.4%
Parcs-r [3]	226	0.2%	State of Georgia	221	0.7%	Goldman EOP [3]	411	0.3%
General Electric Capital Corp.	223	0.2%	New York, NY	209	0.7%	General Electric Capital Corp.	336	0.3%
Parcs Ltd.	207	0.2%	State of Massachusetts	181	0.6%	Parcs-r [3]	314	0.2%
Comm. Mrtg Pass-thru Certificate [3]	206	0.2%	Insurance Services Office, Inc.	163	0.6%	State of Massachusetts	305	0.2%
Citigroup/Deutsche Bank Comm. Mrtg. [3]	202	0.2%	Chicago, IL Wastewater Transmission	163	0.6%	Citigroup Inc.	285	0.2%
State of California	163	0.2%	State of Illinois	145	0.5%	State of Illinois	270	0.2%
Vodafone Group PLC	162	0.2%	State of Louisiana	143	0.5%	New York, NY	249	0.2%
Citigroup Inc.	160	0.2%	Houston Texas Airport System Revenue	126	0.4%	Parcs Ltd.	249	0.2%
Daimler North America Corp.	159	0.1%	Citigroup Inc.	120	0.4%	Citigroup/Deutsche Bank Comm. Mrtg. [3]	225	0.2%

Total	$2,000	2.0%	Total	$1,765	6.0%	Total	$3,101	2.4%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.

[3]	Includes multiple investment grade tranches.